Exhibit 10.27

AGREEMENT FOR PILOT LINE OPERATION

BY AND BETWEEN

CYPRESS SEMICONDUCTOR CORPORATION

AND

D-WAVE SYSTEMS INC.

PILOT LINE OPERATION AGREEMENT

This Pilot Line Operation Agreement (the “Agreement”) is entered into effective as of 31 July, 2006 (“Effective Date”) by and between Cypress Semiconductor Corporation, a Delaware corporation with offices located at 198 Champion Court, San Jose, California, 95134(“Cypress”) and D-Wave Systems Inc., a company continued under the federal laws of Canada and having its head office at Suite 100 - 4401 Still Creek Drive, Burnaby, British Columbia, V5C 6G9 (“Customer”) (the “Party” or “Parties” as applicable).

RECITALS

WHEREAS, Cypress owns and operates its 8” wafer pilot line (interchangeably referred to as “Lines” or “Pilot Lines”) in its facilities in San Jose;

WHEREAS, the Line is equipped to run various Cypress process technologies;

WHEREAS, Customer desires to purchase available capacity of Pilot Lines, such capacity to be used by Customer for the manufacture of wafers.

WHEREAS, Customer desires a license to certain process technology and Cypress desires to grant to Customer certain modules of its existing process technology as necessary for Customer’s use and operation of the Pilot Lines.

NOW THEREFORE, for valuable consideration, the Parties hereby agree as follows:

ARTICLE I

CERTAIN DEFINITIONS

Section 1.1 “Affiliate” shall mean any entity which controls, is controlled by or is under common control with Cypress or Customer. For purposes of this definition, “control” shall mean beneficial ownership of (i) more than fifty percent (50%) of the shares of the subject entity entitled to vote in the election of directors (or, in the case of an entity that is not a corporation, for the election of the corresponding managing authority); or (ii) such lesser percentage as is the maximum control or ownership right permitted in the country where the subject entity exists. A “Wholly Owned Affiliate” shall mean an entity that is at least eighty percent (80%) controlled by a Party to this Agreement.

Section 1.2 “Change of Control” shall mean an event or series of related events under which (a) an unrelated third party is or becomes the beneficial owner of shares of stock of a Party representing more than fifty percent (50%) of the combined voting power of the then outstanding capital stock or interests entitled to vote generally in elections of such Party’s directors (the “Voting Interests”), as measured immediately following its acquisition of such shares, or (b) a Party consolidates or merges with or into an unrelated third party, or conveys, transfers or leases all or substantially all of its assets to an unrelated third party, if the shareholders of a party’s Voting Interests immediately before such transaction do not own, directly or indirectly, immediately following such transaction, at least fifty percent (50%) of the combined voting power of the outstanding voting interests of the entity resulting from such transaction.

Section 1.3 “Engineering Activities” means any non-standard Activity requested by Customer, said non-standard Activity as defined in Cypress specification 001-05660. Customer will pay additional costs for Engineering Activities as necessary and requested by Customer herein. Requests for Engineering Activities and the additional charges for such non-standard Activities shall be as defined in the Cypress specification 001-05660.

Section 1.4 “Engineering Services” means services performed by Cypress’s personnel, agents or subcontractors.

Section 1.5 “Intellectual Property Rights” shall mean any or all of the following and all rights in, arising out of, or associated therewith: (i) all Patent Rights; (ii) all trade secrets and other rights in know-how and confidential or proprietary information; (iii) all copyrights, copyrights registrations and applications therefor and all other rights corresponding thereto throughout the world; (iv) all mask works, mask work registrations and applications therefor, and any equivalent or similar rights in semiconductor masks, superconductor masks, layouts, architectures or topology; and (v) any corresponding or equivalent rights to any of the foregoing anywhere in the world.

Section 1.6 “Line” or “Pilot Line” shall mean the pilot semiconductor wafer manufacturing line at the Premises, or any alternative replacement or substitute site thereto, as equipped to build 8” wafers, as the case may be.

Section 1.7 A “Move” or “Activity” shall mean one (1) wafer going through one (1) wafer production process step as delineated by Cypress in its normal operating practice as consistently applied. A wafer production process step constitutes the manipulations, actions performed and/or taken, and processes, procedures and/or associated equipment used in a single physical transformation of a wafer or one or more layers thereon, including, but not limited to: (i) forming, depositing or growing a dielectric, semiconductive, superconductive and/or conductive material layer; (ii) removing, etching or polishing a dielectric, semiconductive, superconductive and/or conductive material layer; (iii) (selectively) irradiating, patterning, masking and/or developing one (or more) layers of polymeric, dielectric, semiconductive, superconductive and/or conductive materials; (iv) implanting dopant atoms, ions or compounds through or into a dielectric, semiconductive, superconductive and/or conductive material layer, or otherwise changing or altering the chemical composition of such materials; (v) annealing, alloying, hardening, softening, planarizing or roughening a dielectric, semiconductive, superconductive and/or conductive material layer; and (vi) electrical testing of wafers at 30 minutes per wafer or less.

Section 1.8 “Minimum Batch Size” shall mean the minimum total number of wafers in a Process Batch.

Section 1.9 “Moves per Inventory” (M/I) is defined as the activities generated in a given day divided by the average Work In Progress (WIP) that is not on hold for engineering development or on problem lot for engineering evaluation.

Section 1.10 “Non-Hold WIP” shall mean wafers which can be processed and are not subject to any move-restrictions by Customer.

Section 1.11 “Patent Rights” shall mean all of the following to the extent entitled to an Effective Filing Date prior to and during the term of this Agreement, and claiming, covering or encompassing any invention, design or other subject matter incorporated in a module or otherwise derived directly or indirectly from or related directly or indirectly to their activities on the Line: (i) all patents, utility models, design registrations, certificates of invention and other governmental grants for the protection of inventions or industrial designs anywhere in the world and all reissues, renewals, re-examinations and extensions thereof; (ii) all applications for any of the foregoing including without limitation any international, provisional, divisional, continuation, continuation-in-part, and continuing prosecution applications; and (iii) all rights in, arising out of, or associated with any of the foregoing anywhere in the world. As used above, “Effective Filing Date” means the earliest effective priority filing date in the particular country for any patent, utility model, design registration, certificate of invention or other governmental grant for the protection of inventions or industrial designs or any application for any of the foregoing, as determined on a claim by claim basis. By way of example, it is understood that the Effective Filing Date for a United States Patent is the earlier of (i) the actual filing date of the United States patent application which issued into such patent, (ii) the priority date under 35 U.S.C. § 119 for such patent, or (iii) the priority date under 35 U.S.C. § 120 for such patent.

Section 1.12 “Pilot Product” means wafer manufactured by Cypress for testing by Customer hereunder prior to qualification by Customer per Customer’s qualification specifications, excluding all Pre-Pilot Products.

Section 1.13 “Premises” shall mean Cypress’ wafer fabrication facility located at 3901 North First Street, San Jose, CA 95134.

Section 1.14 “Pre-Pilot Product” means prototypes of Products provided to Customer by Cypress.

Section 1.15 “Problem Lot” means a Process Batch or Process Lot that is not moveable due to unforeseen issues that must be dispositioned by engineering.

Section 1.16 “Process Engineer” means an employee or contractor of Cypress assigned by Cypress to provide services to Customer under this Agreement.

Section 1.17 “Process Lot” or “Process Batch” shall mean a group of wafers that are processed together as a group.

Section 1.18 “Production Product” means products or wafers ordered by Customer after qualification and issuance of a prototype approval by Customer.

Section 1.19 “Proprietary Product” shall mean a product made and/or sold by a Party hereto with respect to which: (i) there is no product made or sold by the other Party hereto or by a third party that is pin-compatible with such product; (ii) has the same form, fit and function as a product defined in subsection (i) of this Section; or (iii) the making or selling Party is legally or contractually restricted from granting further licenses to make or sell such product.

Section 1.20 “Resident Date” shall mean the date that Customer defines as the date in which they will commence Activity Allocation with the ability to place people at the Premises.

Section 1.21 “Standard Operating Procedure” or “SOP” shall mean Cypress’s then-current standard pilot line operating procedure, including the standard operating manual, specification, and other applicable documentation.

Section 1.22 “Wafer Starts” shall mean the amount of new wafers that shall be allowed into the line.

ARTICLE II

PILOT LINE OPERATION

Section 2.1 Pilot Line Operation. Cypress operates the Pilot Line on seven days a week, for a total of one hundred sixty eight (168) hours per week. Cypress operates the Pilot Line in accordance with its standard pilot line SOP. The Pilot Lines are operated on a four-shift basis per week. Cypress shall provide Customer a copy of its then-current SOP prior to the Effective Date.

Section 2.2 Activity Allocation to Customer.

(a) Cypress will continue to operate the Pilot Line in accordance with its then current SOP. Cypress shall allocate Wafer Starts on a weekly basis and review and assign Activities on a daily basis, and shall provide the detail of such Activity allocation in Exhibit A attached hereto.

(b) Subject to the terms and conditions set forth herein, the allocation of Activities to Customer will be made by Cypress in its sole reasonable discretion and in accordance with Cypress’ SOP for the allocation of Activities for Cypress’ own use. Cypress shall ensure that Customer will have no lesser priority in such allocation over the course of each day (including with respect to use of all equipment on the Line) than the priority of Cypress’ internal operating divisions and other Cypress Pilot Line partners for each day during such period.

(c) Customer will have the responsibility of maintaining Customer’s Non-Hold WIP (Work In Progress) at levels defined by Cypress to ensure they receive their Activity Allocation. Cypress will not be held accountable for Activity Allocation missed by Customer if Customer does not maintain the Non-Hold WIP level required by Cypress. The standard procedure for calculating Non-Hold WIP is as follows:

Daily Required Non-Hold WIP =	Quarterly Activity Allocation
(13 wk/qtr x 7 day/wk x 1.5 M/I)

(d) The minimum Process Batch size is twelve (12) wafers for wafers in the Pre-Pilot, Pilot Production and Production Phases. Any process batch that is smaller than 12 wafers will be charged as if 12 wafers are in the Process Batch, thus the minimum activity charge is 12 for any step. The Maximum Process Batch size is 25 wafers.

Section 2.3 Carryforward. Customer acknowledges that if for any reason whatever (including without limitation a fall in yield rates or other cause outside of Customer’s independent control) it does not use during any Cypress fiscal quarter the Activities allotted to it by Cypress as aforesaid, Customer shall not have the right to carry forward any unused Activity allocation into any subsequent Cypress fiscal quarter.

Section 2.4 Payment.

(a) Cypress shall invoice Customer quarterly for the Activities carried out on behalf of Customer in that quarter at a cost of $[*****] per Activity.

(b) The Activity unit cost includes:

(i) access to the equipment listed in Exhibit B;

(ii) access to Cypress’ MES (Manufacturing Execution System) system (Ingres) to provide equipment status, particle monitoring data, process control charts and operations reports;

(iii) the on-site support referred to in Section 2.9 below; and

(iv) up to [*****] hours ([*****] hours per week x 13 weeks) of engineering support in the first three (3) months following the Resident Date, including training, initial recipe consultation, initial run card set up and verification.

(c) Activities completed outside Cypress shall be invoiced to Customer at Cypress’ cost and shall also be charged as an activity against Customer’s activity allocation.

Section 2.5 Additional Allocations. If Customer desires, upon a thirty (30) day notice, they may increase their Move allocation by up to 35% for a fiscal quarter at a cost of $[*****] per Move. Additional allocations shall be provided at Cypress’ sole discretion, and according to payment terms to be negotiated by the Parties.

Section 2.6 Resident Date. Customer shall notify Cypress of its Resident Date, as applicable, within four (4) weeks from the Effective Date.

Section 2.7 Safety. Customer acknowledges that safety is of utmost importance to Cypress. Customer shall comply with Cypress’s environmental, health, and safety site policies, procedures, and programs. It is the Customer’s responsibility to understand all site policies, procedures, and programs relating to environmental protection, safety and health and to ensure that Customer’s employees and subcontractors understand and comply with such policies, procedures, and programs. This includes, but is not limited to, Chemical Handling, Lock-Out-Tag-Out, EHS and OHS safety rules, tool and use of safety gear. Customer also understands that all chemicals brought on to the Premises or any Cypress location must be approved by Cypress’s Environmental Health and Safety officer in order to maintain compliance with Local, State and Federal codes.

Section 2.8 Line Management.

(a) Cypress’s Managing Director of SVTC shall exercise day-to-day managerial authority over the Line, including without limitation over the allocation of Activities, within the parameters established by this Agreement. Subject to the remainder of this Section, Cypress’s Managing Director of SVTC shall also be in charge of all aspects of the operation, development and planning of the Line.

(b) An operating committee (“Operating Committee”) shall be constituted of employees of each Party with decision-making authority and shall meet once every two weeks at a regularly scheduled time to review operational results and approve future operational matters, including changes to the Pilot Line operating procedures. The Operating Committee shall attempt to resolve by good faith negotiations any operating disputes that arise with respect to the Line, or any other disputes arising under this Agreement, except as specifically set forth herein.

(c) Cypress shall hold a daily Pilot Line operations meeting in which the daily Activities on the Line are reviewed, discussed and planned. A representative of Customer (which may be a Process Engineer or Customer Personnel) is expected to attend all operations meetings.

Section 2.9 Limited Support for Customer Personnel. Customer acknowledges that Cypress will not be providing support or facilities for Customer Personnel except as shall be set forth elsewhere in this Agreement, and in particular without limiting the generality of the foregoing shall not make available to any such persons any clerical, administrative or technical support personnel other than for the limited purposes explicitly referred to herein. In addition to the cubicle or other office space made available to Customer Personnel hereunder, Cypress shall make available office telephones and internet connectivity in each cubicle and shall provide access to conference rooms (subject to allowing access to such rooms on an equal priority basis to other Cypress Pilot Line partners), break rooms, printers, faxes, copiers, equipment for engineering only time for recipe development or optimization (subject to allowing access to such equipment on an equal priority basis to other Cypress Pilot Line partner engineering only time), and reasonable IT support for each of the Customer Personnel. Cypress shall also ensure that all Customer Personnel are provided prompt and unqualified access at all times to data and information residing on Cypress equipment and computers relevant to Customer, including, without limitation, recipes, move information, WIP information, M/I metric data, run cards, e-test data and lab data.

ARTICLE III

PROCESS ENGINEERING SERVICES

Section 3.1 Engineering Services.

(a) Cypress shall provide [*****] full-time (40 working hours per week, 52 weeks per year) Process Engineers to conduct Engineering Activities in support for process development and integration of Customer’s process technologies into the Pilot Line. The Process Engineers shall provide services in accordance with the roles and responsibilities specified in Exhibit D attached hereto.

(b) Customer shall have the right to reduce the amount of Engineering Services required on ninety (90) days written notice to Cypress.

(c) If Customer desires, upon a thirty (30) day notice, they may request additional Engineering Activities and/or Process Engineers from Cypress. Additional allocations shall be provided at Cypress’ sole discretion, and according to payment terms to be negotiated by the Parties.

Section 3.2 Nomination of Process Engineers.

(a) Cypress shall nominate the Process Engineers within two (2) weeks from the Effective Date, and shall provide Customer with details as to each Process Engineer’s education, experience and employment history.

(b) Within one (1) week Customer shall advise Cypress whether the nominated Process Engineers are acceptable. Customer shall have the right to reject a Process Engineer on reasonable grounds, including but not limited to, suitability of the Process Engineer’s education, experience and employment history.

(c) In the event Customer rejects a Process Engineer, Cypress shall nominate an alternate Process Engineer within one (1) week of Customer’s notice of rejection. Customer shall advise Cypress as to the acceptability of the alternate Process Engineer within one (1) week of Cypress’ nomination of same.

(d) Within two (2) weeks of Customer’s notification to Cypress of the acceptability of the Process Engineers, the Process Engineers shall be assigned to Customer.

Section 3.3 Dedication of Process Engineers. The Process Engineers assigned to Customer shall be dedicated solely to Customer during the term of this Agreement and shall not be reassigned by Cypress without Customer’s written consent, not to be unreasonably withheld.

Section 3.4 Replacement of Process Engineers.

(a) Customer shall have the right to require replacement of a Process Engineer on reasonable grounds, including but not limited to, progress on the Engineering Activities and the working relationship of the Process Engineer with Customer Personnel.

(b) In the event Customer notifies Cypress that replacement of a Process Engineer is required, Cypress shall nominate an alternate Process Engineer in accordance with the provisions of Section 3.2 above.

Section 3.5 Payment.

(a) Cypress shall invoice Customer [*****] at the end of each quarter for Engineering Services and Customer will not be liable to Cypress for any other costs in relation to the Engineering Services or the Process Engineers, including but not limited to insurance, employment-related benefits, vacation, taxes or pension costs.

(b) In the event the level of Engineering Services is reduced by Customer, Cypress shall invoice Customer an amount equivalent to the proportionate reduction of working hours of the Process Engineers.

Section 3.6 Direction of Process Engineers.

(a) The Process Engineers shall carry out the Engineering Activities at Customer’s sole direction.

(b) Notwithstanding Section 3.6(a) or any other provisions of the Agreement, the Parties acknowledge that the Process Engineers shall remain employees of Cypress, and nothing in this Agreement renders the Process Engineers employees of Customer for the purposes of this Agreement or at law, nor do the Process Engineers have any express or implied right or authority to assume or create any obligations on behalf of or in the name of Customer or to bind Customer to any contract, agreement or undertaking with any third party.

ARTICLE IV

EQUIPMENT

Section 4.1 The Pilot Line. The Pilot Line is equipped to run various process technologies utilizing the equipment listed in Exhibit B.

Section 4.2 Equipment Ownership for the Line. Except as otherwise set forth herein, Cypress shall own and bear all the costs associated with ownership of the Line.

Section 4.3 Customer Equipment.

(a) Upon Customer’s request, Cypress shall, at its sole discretion, permit Customer to install Customer Equipment in a clean room on the Premises. Customer shall bear the responsibility and cost of such installation and clean room rental. “Customer Equipment” shall mean and include any upgrades to Customer Equipment and any equipment on the Line owned by Customer. Customer shall pay the applicable taxing authority each tax invoice with respect to Customer Equipment. Customer shall also pay all costs to upgrade such Customer Equipment, provided that any such upgrade is performed in accordance with Customer’s specifications. Cypress warrants that Customer has the right to remove any Customer Equipment in a way that minimizes disturbance to the Line on reasonable notice without any financial responsibility to Cypress. Customer shall bear the cost of installation, deinstallation and removal of Customer Equipment and any damages resulting therefrom.

(b) Customer shall bear all costs associated with ownership of any Customer Equipment or upgrade, including sales or use taxes or property taxes imposed on or otherwise determined on the basis of any such equipment or upgrade, and any insurance costs associated with Customer Equipment. Neither party shall undertake any upgrade to equipment solely owned by the other party, without such other party’s prior written approval.

(c) Cypress shall have no responsibility to Customer for loss or damage to any Customer Equipment, unless such damage or loss is caused by an act or omission of Cypress.

(d) Customer shall have no responsibility to Cypress for loss or damage to any equipment solely owned and used by Cypress, unless such loss or damage is caused by an act or omission of Customer.

(e) Customer shall be responsible for securing insurance for Customer Equipment on Premises or Cypress’s facilities.

Section 4.4 Equipment Maintenance. Except as set forth elsewhere herein, Cypress shall cover the costs of maintaining all equipment and upgrades installed at all times on the Line, excluding the costs of maintaining Customer Equipment (as defined below).

Section 4.5 Use of Equipment. All equipment listed in Exhibit B may be used in manufacturing the products of either Party without cost to Customer other than such amount payable under ARTICLE VI. Customer Equipment shall only be used to manufacture Customer products or otherwise for the benefit of Customer and for no other purpose. Customer will not have access to equipment that is not included in Exhibit B under this contract unless the new equipment replaces a piece of equipment listed in Exhibit B.

Section 4.6 Right of Access to Equipment. Customer acknowledges that Cypress owns or otherwise assumes responsibility for the infrastructure and facilities supporting the Line, as well as the equipment comprising the Line on the date hereof. Except as otherwise expressly set forth herein, each Party hereto shall have an unimpeded right of access to all equipment and upgrades on the Line as if such Party was the co-owner of all such equipment or upgrade.

Section 4.7 Customer solely owned equipment. Cypress, at its sole discretion, may allow Customer to make modifications to the Premises reasonably necessary for the installation and operation of the Customer Equipment. Customer shall also follow all Local, State, and Federal codes in the installation of their equipment. Notwithstanding anything to the contrary herein, Customer shall be entitled to enter immediately upon Premises and take possession of the Customer Equipment if it is being misused or used in breach of this Agreement. Customer shall pay for the cost of installing Customer Equipment on the Premises, provided that Customer has provided its prior written approval of such cost. Cypress shall have no obligation to install or permit the installation of Customer Equipment on the Premises if Customer refuses to pay for such installation.

ARTICLE V

CUSTOMER PERSONNEL

Section 5.1 Moving to Cypress Facilities. Subject in each case to Cypress’s prior review and approval (which may not be unreasonably withheld), any time after the Resident Date, and with a four-week prior written notice to Cypress, Customer may move a maximum of 2 employees into 1 double cubicle or other office space to be provided by Cypress at the Premises.

Section 5.2 Status of Personnel.

(a) Customer acknowledges that all of the responsibilities and duties of the employer of all employees, contractors and agents (“Personnel”, and, for greater clarity, Customer Personnel explicitly excludes the Process Engineers) of Customer working at Cypress’ facilities with respect to such persons’ compliance with Customer’s obligations under this Agreement are those of Customer, and covenants and agrees that Customer itself will assume responsibility for such persons’ compliance as stated above. Without limiting the generality of the foregoing, Customer shall itself impose on each of the Customer Personnel all of such persons’ obligations hereunder, by contract or otherwise, and otherwise ensure that the principal duty of each of the Customer Personnel shall be to Customer, notwithstanding the location of such employee’s place of work and the constraints imposed there.

(b) Customer shall indemnify and hold harmless Cypress against and from any claim, loss, cost expense or damage, including attorney’s fees and other legal expenses (“Loss”), against or suffered by Cypress or any Affiliate of Cypress resulting from any third party claim or claim by Customer (i) that any such Customer Personnel is an employee of Cypress (such Losses including without limitation any employee benefit that any such person claims to be entitled to from Cypress as an employee of Cypress, unless a binding determination is made that such a person is actually an employee of Cypress, and not Customer Personnel), (ii) based upon any grossly negligent or intentionally wrongful act or grossly negligent or intentionally wrongful omission of any such person (such Losses including without limitation any fire or other catastrophic loss to the Line or any significant portion of the Line attributable to any such grossly negligent or intentionally wrongful act or grossly negligent or intentionally wrongful omission, or (iii) based upon any breach by any such person of any obligation of that person to Customer imposed by this Agreement.

(c) If the entire Line is shut down solely as a result of grossly negligent or intentionally wrongful acts or omissions of Customer Personnel, Cypress shall be entitled to recover from Customer all Losses associated with such shutdown of the entire Line. Cypress’ Loss shall be defined, for purposes of this paragraph, as $10 million per calendar quarter, applied pro rata during the period beginning from such shutdown of the entire Line to the first day that the entire Line achieves at least 75% of the daily Moves that consist of Standard Activities for any consecutive two (2) day period that were achieved on a daily average in the month before such shutdown, provided that the payment for Losses described in this paragraph is conditioned upon Cypress’ use of its best efforts to bring the entire Line back into operation as soon as possible after any such shutdown.

(d) Cypress acknowledges that all of the responsibilities and duties of the employer of all of the Cypress Personnel working at Cypress’ facilities with respect to such persons’ compliance with Cypress’s obligations under this Agreement are those of Cypress, and covenants and agrees that Cypress itself will assume responsibility for such persons’ compliance as stated above. Without limiting the generality of the foregoing, Cypress shall itself impose on each of the Cypress Personnel all of such persons’ obligations hereunder, by contract or otherwise.

(e) Cypress shall indemnify and hold harmless Customer against and from any claim, loss, cost expense or damage, including attorney’s fees and other legal expenses (“Loss”), against or suffered by Customer or any Affiliate of Customer resulting from any third party claim or claim by Cypress Personnel (i) that any such Cypress Personnel is an employee of Customer (such Losses including without limitation any employee benefit that any such person claims to be entitled to from Customer as an employee of Customer unless a binding determination is made that such a person is actually an employee of Customer, and not Cypress), (ii) based upon any grossly negligent or intentionally wrongful act or grossly negligent or intentionally wrongful omission of any such person, or (iii) based upon any breach by any such person of any obligation of that person to Cypress imposed by this Agreement.

(f) Each party’s indemnity obligations hereunder are conditioned upon the party seeking indemnity providing the indemnifying party (a) prompt written notice of any such claim, (b) sole control over the defense and settlement of any such claim and (c) reasonable cooperation, information and assistance, at the indemnifying party’s expense, in the defense of any such claim.

Section 5.3 Security.

(a) Customer acknowledges that security of Cypress’ facilities generally and of Cypress’ computer systems and networks in particular is of paramount importance to Cypress. Customer Personnel will not be authorized to enter any zone of Cypress’ campus other than the Premises or the parking lot unaccompanied by an employee of

Cypress. For security purposes, Cypress will require each one of the Customer Personnel to wear a security badge at all times that each is on Cypress’ property and to conform with the site policies and procedures.

(b) No Customer Personnel will have access to any internal Cypress computer or networking facilities except as agreed to. The access shall enable each such person to conduct technological development activities in accordance herewith. Without limiting the generality of the foregoing, each one of the Customer Personnel shall be assigned his or her own password in order to obtain any such access.

(c) Cypress shall keep and maintain logs of access to its network and systems by Customer Personnel, and in the event it is discovered that any such person shall have intentionally gained unauthorized access to any portion of Cypress’ systems or network and improperly removed, used or disclosed any Confidential Information in material breach of this Agreement, such persons shall immediately be barred from all of Cypress’ facilities and such persons’ actions shall be deemed to constitute a breach of this Agreement by Customer.

Section 5.4 Insurance. Customer represents that it shall procure, and at all times during the term of this Agreement shall maintain, levels of insurance, as necessary to cover activities and obligations undertaken by Customer and its subcontractors while working on Premises or present at Cypress’s facility. Customer shall provide evidence of insurance to Cypress on the Effective Date of this Agreement, and at any other time upon request by Cypress.

ARTICLE VI

CUSTOMER PAYMENT ARRANGEMENTS

Section 6.1 Regular Payments.

(a) All information on prices, fees, costs to be paid by Customer thereof not otherwise set out in this Agreement or in Exhibit C herein shall be negotiated in good faith by the Parties. Unless otherwise specifically stated in the applicable Exhibit, the payment terms shall be as described below in Section 5.9.

(b) Each Party hereto shall carry at its expense at all times during the term hereof business interruption insurance as it shall deem necessary.

Section 6.2 Taxes. Customer shall pay all taxes that Customer is required to pay under applicable law.

Section 6.3 Extraordinary Expenses. To the extent that Customer intends to utilize raw materials (e.g., EPI wafers) that are more expensive than those used by Cypress, or to take any other action that it expects (or should expect in the exercise of prudent technical and commercial judgment) will increase expenses of running the Line above those obtaining in the normal course (any expense so incurred, an “Extraordinary Expense”), Cypress will invoice Customer in accordance with Section 6.6. No Extraordinary Expenses shall be incurred without the prior written approval of Customer.

Section 6.4 Reticle Expenses.

(a) Customer will have the option to purchase photomasks through Cypress’s vendor at a mark-up of 25%.

(b) Customer shall be responsible for reticle design, however, Cypress shall provide tape-out support to Customer and will ensure that reticles are compatible with Cypress equipment unless customer chooses not to use Engineering Services during the reticle ordering process.

Section 6.5 Training. Included in the Start-Up Costs (see Section 6.1) shall be up to [*****] hours (equivalent to [*****] hours per week) of Cypress Engineering Services to be used for equipment training, wafer management training and integration support. These hours of up to [*****] per week can be used by Customer during the first 2 years of this Agreement.

Section 6.6 Non Recurring Engineering. After the initial set-up included in the Start-Up Costs (see Section 6.1) Customer will have the option to purchase from Cypress additional start-up Engineering Services at a rate of [*****] per hour. Customer understands that such Engineering Services may not always be available due to staffing availability.

Section 6.7 Installation/Deinstallation. Customer and Cypress shall in good faith negotiate the terms and conditions of the installation and deinstallation of Customer Equipment if Cypress grants Customer’s request for the installation of Customer Equipment on Premises or Cypress facility pursuant to Section 3.4 above.

Section 6.8 Cleanroom Rental. Customer shall sign Cypress’s Clean Room Rental Agreement if Cypress grants Customer’s request to install Customer Equipment pursuant to Section 3.4 above.

Section 6.9 Payment Terms.

(a) Customer will be invoiced monthly based upon Activities allocated as described in Section 2.2(a)(“Activity Allocation”). The invoice will be for a minimum number of Moves equal to the monthly Activity Allocation. If the actual Moves for the preceding month are more than the Activity Allocation, the total Moves will be invoiced.

(b) All other payments required hereunder shall be invoiced on a monthly basis at the beginning of each calendar month and will be paid within thirty (30) days of receipt of a valid invoice. Each Cypress invoice hereunder shall be accompanied by a detailed report containing all supporting information, as Customer may reasonably request, necessary to determine the amounts due hereunder. This report will include Activity Allocation, actual Moves, quantity of moves invoiced and other payment due and payable.

ARTICLE VII

LICENSES

Section 7.1 No License from Customer. Customer does not grant Cypress any license or right to use any Customer technology, products or processes except as necessary for Cypress to provide Engineering Services or other services requested by Customer pursuant to this Agreement.

Section 7.2 License from Cypress.

(a) In exchange for a one-time payment of $[*****] by Customer to Cypress, Cypress (on behalf of itself and its Affiliates) hereby grants to Customer a worldwide, non-exclusive, irrevocable and perpetual (except solely as set forth in Section 12.7), royalty free and paid up right and license, under all Intellectual Property Rights, to use and modify only those steps of the Cypress’s recipes or process technology included in Cypress’s SVTC Standard Recipe Book (“Licensed Technology”) necessary to use or modify Customer’s process technology (or processes) for the manufacture of Customer’s products, (including any unique equipment configurations and modifications used therein and any unique semiconductor, superconductor and/or integrated circuit structures resulting from such module(s) and any Patent Rights and/or other intellectual property rights encompassing, covering or protecting such unique module(s), recipes, information, equipment configurations and/or modifications, and structures), solely for the manufacture of Customer products at any location. Subject to the terms and conditions set forth herein, such right and license shall include (i) the right to have Customer products made by third party manufacturers, and (ii) the right to sublicense such rights to third parties solely as a part of a license to such party of a complete Customer process for the manufacture of a Customer product.

(b) Notwithstanding any other provision of this Agreement, Customer shall not have a license to make, have made, use, offer to sell, sell, import, export, lease or otherwise dispose of products which compete with Cypress’ Proprietary Products; provided, however, that Cypress acknowledges and agrees that nonvolatile memory products do not (and shall not be deemed to) compete with any Cypress’ Proprietary Products, now or in future.

(c) Cypress shall take or cause its Affiliates to take whatever action is necessary to convey the license contemplated hereby by such Affiliates. Cypress shall defend, indemnify, and hold harmless Customer and their respective officers, agents, and employees from any losses, liabilities, damages and expenses (including attorneys’ fees) resulting from any third party claim that the Licensed Technology infringes, violates or misappropriates the intellectual property or proprietary rights of any third party. Cypress shall not be so obligated to defend, indemnify, or hold harmless Customer and/or their respective officers, agents, and employees to the extent that any such claim is based upon modification to the Cypress baseline 0.09um process technology made by or on behalf of Customer.

Section 7.3 Infringement Claims. Upon the reasonable request of a Party receiving a claim from a third party that its intellectual property has been infringed, the other Party agrees to provide information and non-monetary assistance to such requesting Party (at the requesting Party’s expense) as may be reasonably necessary for said requesting Party’s defense against such third party infringement claim. Any Party receiving such third party infringement claim may settle or make an agreement with said third party without the prior consent of the other Party as long as said other Party’s assets and business activities are not affected by such third party settlement or agreement.

Section 7.4 No Other Rights. Except as expressly provided in this ARTICLE VII and ARTICLE VIII hereof, neither Party grants to the other Party any license, right, title or interest in or to any Intellectual Property Rights, technical information or other subject matter, whether by implication, estoppel or otherwise. Each Party shall ensure that the sale or other transfer of any product hereunder does not imply or convey any right or license to a third party under any Intellectual Property Right of the other Party (except as expressly provided herein) even if such product may only be used in or with another component or subject matter covered by such Intellectual Property Right. The licenses granted in this Agreement shall not be construed as granting or implying any right of enforcement for a Party under the technology or Intellectual Property Rights of the other Party. All rights not specifically granted herein are reserved by the Party owning the respective technology and Intellectual Property Rights.

ARTICLE VIII

TECHNOLOGY OWNERSHIP

Section 8.1 Joint Development. Cypress and Customer acknowledge that in order to integrate Customer’s process technology into Cypress’ Pilot Line, intellectual effort will be required by both Parties.

Section 8.2 Ownership of Arising Intellectual Property. Any Intellectual Property Rights that are invented, developed, created, improved or authored pursuant to this Agreement shall be owned as follows:

(a) Cypress shall own all right, title and interest in and to any modifications, improvements or derivative works of any of the Licensed Technology and all Intellectual Property Right therein, made or conceived of during the term of this Agreement (“Cypress Technology.”)

(b) Subject to Cypress’s rights in Cypress Technology, Customer shall own all right, title and interest in and to any Intellectual Property Rights therein that are modifications, improvements or derivative works of any Superconducting Technology, made or conceived during the term of this agreement. “Superconducting Technology” shall mean technology in possession of superconducting properties, such as zero electrical resistance, when operated at cryogenic temperatures, and comprised of superconducting devices, such as Josephson junctions.

ARTICLE IX

REPRESENTATIONS AND WARRANTIES; LIABILITY LIMIT

Section 9.1 Cypress Warranties. Cypress represents, warrants and covenants to Customer that (i) Cypress has the full right and authority to enter into this Agreement and grant the rights and licenses granted herein; (ii) Cypress has not previously granted and will not grant any rights that prevent Cypress from fulfilling its obligations under this Agreement; (iii) Cypress is not controlled (as defined in Section 1.2 hereof) by any other entity as of the Effective Date; (iv) Cypress will comply with all applicable laws and regulations in connection with its performance under this Agreement; (v) the Licensed Technology does not, and will not, contain any confidential or proprietary information of or Intellectual Property of, nor infringe, violate or misappropriate the Intellectual Property of, any third party, and no claims of any such infringement, violation or misappropriation have been made by any third party; and (vi) Cypress does not currently have any Proprietary Products, business or customers that relate to Superconducting Technology.

Section 9.2 Customer Warranties. Customer represents, warrants and covenants to Cypress that (i) Customer has the full right and authority to enter into this Agreement and grant the rights and licenses granted herein; (ii) Customer has not previously granted and will not grant any rights that prevent Customer from fulfilling its obligations under this Agreement; (iii) Customer is not controlled (as defined in Section 1.2 hereof) by any other entity as of the Effective Date.

Section 9.3 Disclaimer of Warranties. EXCEPT AS OTHERWISE PROVIDED ELSEWHERE IN THIS AGREEMENT, CYPRESS AND CUSTOMER EXPRESSLY DISCLAIM ANY WARRANTIES OR CONDITIONS, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, WITH RESPECT TO DEVELOPMENT ACTIVITIES HEREUNDER, AND THE CYPRESS AND CUSTOMER TECHNOLOGY, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, OR THE VALIDITY OR ENFORCEABILITY OF CYPRESS OR CUSTOMER TECHNOLOGY, PATENTED OR UNPATENTED.

Section 9.4 Limitation on Liability. EXCEPT FOR BODILY INJURY AND EXCEPT IN CONNECTION WITH A PARTY’S BREACH OF CONFIDENTIALITY OBLIGATIONS HEREUNDER, NEITHER PARTY WILL BE LIABLE WITH RESPECT TO ANY SUBJECT MATTER OF THIS AGREEMENT UNDER ANY CONTRACT, NEGLIGENCE, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY FOR ANY SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES. THE FOREGOING SHALL NOT BE DEEMED TO LIMIT EITHER PARTY’S PAYMENT OBLIGATIONS IN THE EVENT OF EARLY TERMINATION.

ARTICLE X

CONFIDENTIALITY

Section 10.1 Confidential Information. The Parties have signed a Non Disclosure Agreement (NDA) to cover any disclosure of Confidential Information prior to the signing of this Agreement. Except as expressly provided herein, the Parties agree that, for the term of this Agreement and for seven (7) years thereafter, the receiving Party shall keep in confidence and not publish or otherwise disclose and shall not use for any purpose any information furnished to it by the other Party hereto pursuant to this Agreement or prior thereto, whether directly or indirectly, and whether in writing, orally or by the inspection of tangible objects or data (including without limitation documents, prototypes, samples, plant and equipment) of a confidential or proprietary nature (“Confidential Information”). Without limiting the generality of the foregoing, Confidential Information shall include enterprise software, each Party’s technology, products and manufacturing processes, and financial information concerning Cypress’s and Customer’s customers, suppliers and their respective products and proposed products. Each Party shall take all steps necessary (including, without limitation, establishing password protection schemes with respect to equipment and computers) to ensure that all Confidential Information is only accessible by (and disclosed to) those employees who have a need to know such information in order to carry out the express purposes of this Agreement and who are bound in writing to confidentiality obligations no less restrictive than those set forth herein. Notwithstanding the foregoing, Confidential Information shall not include information that, in each case as demonstrated by written documentation:

(a) was already known to the receiving Party, other than under an obligation of confidentiality, at the time of disclosure;

(b) was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving Party;

(c) became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the receiving Party in breach of this Agreement;

(d) was subsequently lawfully disclosed to the receiving Party without restriction by a person other than a Party or developed by employees of the receiving Party who did not have access to any information or materials disclosed by the disclosing Party; or

(e) was independently developed by the receiving Party without the use of the disclosing Party’s Confidential Information.

A material breach of a Party’s obligations under this Section 10.1 shall constitute a material breach of this Agreement.

Section 10.2 Independent Development. The disclosing Party acknowledges that the receiving Party may currently or in the future be developing information internally, or receiving information from other parties, that is similar to the Confidential Information. Nothing in this Agreement will prohibit the receiving party from developing or having developed for it products, concepts, systems or techniques that are similar to or compete with the products, concepts, systems or techniques contemplated by or embodied in the Confidential Information provided that the receiving Party does not violate any of its obligations under this Agreement in connection with such development. Neither Party shall have any obligation to limit or restrict the assignment of its employees or consultants as a result of their having had access to Confidential Information.

Section 10.3 Permitted Disclosures. Notwithstanding the provisions of Section 10.1 above, each Party hereto may disclose the other Party’s information to the extent such disclosure is reasonably necessary for exercising the rights expressly granted to it under this Agreement (including the right to grant sublicenses, if applicable), filing or prosecuting patent applications, prosecuting or defending litigation, complying with applicable governmental regulations, submitting information to tax or other governmental authorities, provided that if a Party is required to make any such disclosure of the other Party’s Confidential Information, to the extent it may legally do so, it will give reasonable advance notice to the latter Party of such disclosure and, save to the extent inappropriate in the case of patent applications or otherwise, will secure confidential treatment of such information prior to its disclosure (whether through protective orders or otherwise). If the Party whose Confidential Information is to be disclosed has not filed a patent application with respect to such Confidential Information, it may require the other Party to delay the proposed disclosure (to the extent the disclosing Party may legally do so), for up to ninety (90) days, to allow for the filing of such an application.

Section 10.4 Terms of Agreement; Publicity. Each of the Parties hereto agrees not to disclose to any third party the financial terms of this Agreement without the prior written consent of the other Party hereto, except to advisors, independent accountants, investors and others on a need-to-know basis under circumstances that reasonably ensure the confidentiality thereof, or to the extent required by law. Any press release relating to this Agreement or to the Line which is issued by one Party and which mentions the other Party shall be jointly released by the Parties or, if released by one Party, approved by the other Party.

ARTICLE XI

NONSOLICITATION

Section 11.1 Nonsolicitation. During the period beginning on the Effective Date, neither Party shall, directly or indirectly, without the prior written consent of the other Party (i) solicit, encourage, or take any other action which is intended to induce or encourage, any employee of the other Party or of any of its Affiliates to terminate his or her employment with the other Party or its Affiliate, as the case may be, or (ii) except as otherwise set forth herein, interfere in any manner with the contractual or employment relationship between the other Party and its Affiliates, on the one hand, and their respective employees, on the other hand.

ARTICLE XII

TERM AND TERMINATION

Section 12.1 Initial Term. The initial term of this Agreement shall end on the 5th anniversary of the Resident Date.

Section 12.2 Renewal. The term will be extended automatically by one year starting upon the 5th anniversary of the Resident Date, unless either Party shall have given the other Party ninety (90) days prior written notice of its intention to terminate this Agreement.

Section 12.3 Post-Development Manufacturing. On or before the later of the eighteen (18) month anniversary of the Resident Date and six (6) months prior to manufacturing production, the Parties shall negotiate in good faith terms for a post-development manufacturing agreement.

Section 12.4 Early Termination.

(a) Customer may terminate this Agreement after the Resident Date upon giving Cypress ninety (90) days written notice, such notice being effective to prevent a scheduled increase in Activity allotment from occurring. Customer shall make an immediate non-refundable payment for ninety (90) days of Moves at the current Activity allotment, which Activities and Moves shall occur during the notice period.

(b) In the event that the Line is not in normal operation, or the average Activities allotted to Customer on the Line for any forty-five (45) day period is less than fifty percent (50%) of Move Allotment, for a reason not attributable to any negligence or intentional misconduct of Customer, or if the Line is permanently damaged and Cypress indicates that it does not intend to rebuild the Line, such action will be considered to be an early termination by Cypress as of the day the Line ceases to be in normal operation. Cypress shall not incur any costs in the event of termination by Customer pursuant to this Section 12.4(b).

(c) In the event that Cypress’s interest in the Pilot Line is sold, transferred or proposed to be sold or transferred to a third party (“Transfer”), in whole or in part, Customer shall have the right to immediately terminate this Agreement upon giving Cypress written notice. The forgoing sentence shall not apply in the event of a Transfer of Cypress’s interest to a Cypress Affiliate. Cypress shall immediately return to Customer or destroy (at Customer’s option) all of Customer’s Confidential Information in its possession. No part of Customer’s Confidential Information may be disclosed to the third party without the prior written consent of Customer.

(d) In the event that operation of the Line, in whole or in part, is proposed by Cypress or a transferee to be shut down for a period longer than thirty (30) days, Customer shall have advance notice of such a plan not less than 120 days in advance, and Customer shall have the right to immediately terminate this Agreement upon giving Cypress written notice.

(e) Termination pursuant to Section 12.4(b), Section 12.4(c) or Section 12.4(d) shall not trigger any obligation or liability on Customer to make any payment to Cypress, including, but not limited to the payment referenced in Section 12.4(a).

Section 12.5 Termination for Breach.

(a) Either Party to this Agreement may terminate this Agreement in the event the other Party shall have materially breached or defaulted in the performance of any of its material obligations hereunder, and such default shall have continued for thirty (30) days after written notice thereof was provided to the breaching Party by the non-breaching Party. Failure to make a timely payment required under this Agreement shall be a material breach or default hereunder. Any termination shall become effective at the end of such thirty (30) day period unless the breaching Party (or any other party on its behalf) has cured any such breach or default prior to the expiration of the thirty (30) day period. In the event either Party terminates this Agreement because of the material breach of the other Party, the non-breaching Party’s termination of this Agreement shall not trigger any obligation to make the payment referenced in Section 12.4 above.

(b) The Parties to this Agreement acknowledge that the harm to the other Party suffered as a result of any infringement or misappropriation of the other Party’s unlicensed intellectual property may be far-reaching and substantial. Accordingly, upon written notification to a Party of any infringement or misappropriation of the other Party’s intellectual property that has not been cured as set forth in part (a) of this section, the notifying Party may make application to the Mediator to mediate the dispute; if Cypress is the notifying Party, it may also make application to the Mediator to remove Customer Personnel from Cypress’s premises under Section 12.6 hereof.

Section 12.6 Customer Personnel. No later than the date of termination hereof, or as ordered by the Mediator, Customer shall cause all Customer Personnel to have removed all of their personal property from Cypress premises. After that date, no such persons shall have any right to access Cypress premises, except such reasonable access as Cypress and Customer shall agree in advance in writing in furtherance of the purposes hereof.

Section 12.7 Survival; Effect of Termination. Section 5.2 and ARTICLE VII, ARTICLE VIII, ARTICLE IX, ARTICLE X, and ARTICLE XIII shall survive the expiration and any termination of this Agreement for any reason, except that if Cypress terminates this Agreement pursuant to Section 12.5(a) as a result of Customer’s theft of Cypress’s intellectual property under this Agreement, the license granted in Section 7.2 shall not survive.

ARTICLE XIII

MISCELLANEOUS

Section 13.1 Governing Law. This Agreement and any dispute arising from the performance or breach hereof shall be governed by and construed and enforced in accordance with, the laws of the State of New York, without reference to conflicts of laws.

Section 13.2 Jurisdiction; Venue. The Parties hereby submit to the exclusive jurisdiction and venue of the state courts of New York (or, if there is federal jurisdiction, the United States District Courts in the Southern District of New York), and the Parties consent to the personal and exclusive jurisdiction of these courts. Notwithstanding the foregoing, either Party may apply, after compliance with the provisions of Section 13.5, to any court or administrative body of competent jurisdiction to enforce its intellectual property or proprietary rights or to obtain a temporary restraining order, preliminary injunction, permanent injunction or other injunctive relief to protect its interests, without breach of this Section 13.2 and without any abridgment of the powers of the courts set forth above. The prevailing party in any action or proceeding arising out of this Agreement shall be entitled to an award of its costs and attorneys’ fees.

Section 13.3 Assignment.

(a) Without the prior written consent of the other Party, neither Party, either voluntarily or by operation of law, shall assign, transfer or otherwise dispose of (collectively “Transfer”) this Agreement in whole or in part; provided, however, that this Agreement or a Party’s rights and licenses hereunder may be Transferred:

(i) by Cypress to a Cypress Affiliate or by Customer to a Customer Affiliate (but only so long as any such affiliate remains a Cypress Affiliate or a Customer Affiliate, as applicable) without the prior written consent of the other Party, and

(ii) in connection with a Change of Control of one Party without the consent of the other Party, provided that written notice of such Transfer is given to the other Party within fourteen (14) days of the consummation of such Transfer and the remaining or surviving entity agrees in writing to be bound by the terms of this Agreement.

(b) Any attempted or purported Transfer of this Agreement which does not comply with this Section shall be null and void, have no force or effect, and confer no rights upon any third parties. However, if the only non-compliance is a result of failure to provide notice within fourteen (14) days under Section 13.3(a)(ii), then the non-complying party can cure by providing the required notice at a later time. Subject to compliance with the provisions of this Section, the provisions of this Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors, assigns and transferees.

Section 13.4 Force Majeure. Nonperformance of any Party shall be excused to the extent that performance is rendered impossible by strike, fire, earthquake, flood, governmental acts or orders or restrictions, or any other reason where failure to perform is beyond the reasonable control of the nonperforming Party. If a Party’s performance is prevented by a Force Majeure condition for a period of more than forty-five days, the other Party may terminate this Agreement without further obligation or liability.

Section 13.5 Dispute Resolution and Mediation.

(a) In the event a dispute arises under this Agreement which cannot be resolved by the Operating Committee, the dispute shall be brought to the attention of the presidents of Cypress and Customer for a prompt meeting to resolve the dispute. If this meeting fails to resolve the dispute, the Parties shall refer the dispute to a mediator selected by the Parties, except for claims for injunctive or other equitable relief, which may be brought in any court of competent jurisdiction. The Parties shall select a Mediator to mediate such disputes which may arise under this Agreement within 30 days of the Effective Date hereof. In the event of a referral of a dispute to the Mediator, each Party shall submit, in writing, its position on such dispute to the Mediator and conduct a one day mediation session. If the matter is not resolved or if an alternative method of dispute resolution is not agreed upon within thirty (30) days after the one day mediation, either

Party may begin litigation proceedings. This procedure shall be a prerequisite before either Party may take any additional action hereunder (except as set forth above).

(b) In the event that Cypress reasonably suspects that a violation of Section 10.1 has occurred, Cypress may immediately petition the Mediator, in writing, for Customer Personnel to be removed from Cypress’ premises, who is empowered, under this Agreement, to order the removal of Customer Personnel from Cypress’ premises if Cypress proves that Customer has materially breached such Section of this Agreement.

Section 13.6 No Implied Waivers; Rights Cumulative. No failure on the part of either Party hereto to exercise and no delay in exercising any right under this Agreement, or provided by statute or at law or in equity or otherwise, shall impair, prejudice or constitute a waiver of any such right, nor shall any partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.

Section 13.7 Independent Contractors. Nothing contained in this Agreement is intended implicitly, or is to be construed, to constitute Cypress or Customer as partners in the legal sense. No Party hereto shall have any express or implied right or authority to assume or create any obligations on behalf of or in the name of any other Party or to bind any other Party to any contract, agreement or undertaking with any third party.

Section 13.8 Notices. All notices, requests and other communications hereunder shall be in writing and shall be (1) personally delivered or (2) sent by facsimile and registered or certified mail, return receipt requested, postage prepaid, in each case to the respective address specified below, or such other address as may be specified in writing to the other Party hereto:

Cypress:	Cypress Semiconductor Corporation 3901 North First Street San Jose, CA 95134 Attn: Shahin Sharifzadeh, EVP WW Manufacturing cc: Cypress Legal Department

Customer:	D-Wave Systems Inc. Suite 100 - 4401 Still Creek Drive Burnaby, British Columbia, V5C 6G9 Attn: Jeremy P. Hilton, VP Technology Cc: D-Wave Legal Department

Section 13.9 Modification. No amendment or modification of any provision of this Agreement shall be effective unless in writing signed by both Parties hereto. No provision of this Agreement shall be varied, contradicted or explained by any oral agreement, course of dealing or performance or any other matter not set forth in an agreement in writing and signed by both Parties.

Section 13.10 Severability. If any provision hereof should be held invalid, illegal or unenforceable in any jurisdiction, this Agreement shall be deemed amended by the insertion of a valid, legal and enforceable substitute provision that most nearly reflects the original intent of the

Parties, and all other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in order to carry out the intentions of the Parties hereto as nearly as may be possible. Such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of such provision in any other jurisdiction.

Section 13.11 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which together, shall constitute one and the same instrument.

Section 13.12 Headings. Headings used herein are for convenience only and shall not in any way affect the construction of or be taken into consideration in interpreting this Agreement.

Section 13.13 Entire Agreement. This Agreement constitutes the entire agreement, both written or oral, with respect to the subject matter hereof, and supersedes all prior or contemporaneous understandings or agreements, whether written or oral, between the Parties with respect to such subject matter.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed and delivered in duplicate originals as of the date first above written.

CYPRESS SEMICONDUCTOR CORPORATION		D-WAVE SYSTEMS INC.

Signature:	/s/ Shahin Sharifzadeh	Signature:	/s/ Herbert J. Martin

Printed Name:	Shahin Sharifzadeh	Printed Name:	Herbert J. Martin

Title:	EVP WW Manufacturing	Title:	CEO

Date:	7/31/06	Date:	7/21/06

EXHIBIT C

TO THE PILOT LINE AGREEMENT

PRICES, FEES, AND COSTS

ARTICLE XIVSVTC, a Division of Cypress Semiconductor

To:	Jeremy Hilton, DWave
From:	Julian Searle, SVTC.
Date:	05/22/2006
Subject:	SVTC Business Proposal for Dwave
Reference:	Dwave Process flow: PP File [2nd Cypress Fab Requirement 6DEO2]
Quotation:	WW18-2006-Dwave

Dear Jeremy,

SVTC is pleased to present the following wafer fabrication and engineering services proposal to develop your Superconducting Technology. As a customer, your team will fully leverage our SVTC infrastructure. This organization has demonstrated success over many years by rapidly and repeatedly developing technology for volume manufacturing. Given our alignment on these topics, this document summarizes the elements of the business agreement.

•

(5) Year Agreement with the first (2) years being a firm commitment for activity allocation and full time engineering support. The subsequent years are for SVTC commercial manufacturing of the developed process.

•

The activity allocations are based on an estimate of [*****] activities per wafer at a rate of [*****] wafers per week in the first (4) Quarters, ramping to [*****] wafers per week in the second year. This is estimated from the referenced DWave process flow document

•	First Year Activity allocation commitment:

•	Q1: [*****] A’s @ $[*****] /A = $[*****]

•	Q2: [*****] A’s @ $[*****] /A = $[*****]

•	Q3: [*****] A’s @ $[*****] /A = $[*****]

•	Q4: [*****] A’s @ $[*****] /A = $[*****]

•	Total Year One Activity Allocation Funding = $[*****]

•	Second Year Activity allocation commitment:

•	Q1: [*****] A’s @ $[*****] /A = $[*****]

•	Q2: [*****] A’s @ $[*****] /A = $[*****]

•	Q3: [*****] A’s @ $[*****] /A = $[*****]

•	Q4: [*****] A’s @ $[*****] /A = $[*****]

•	Total Year One Activity Allocation Funding = $[*****]

•	Activity Allocation Funding Includes:

•	Access to SVTC equipment set as defined in Appendix A.

•	Access to SVTC CAM system (Ingres) to provide equipment status, particle monitoring data, process control charts and operations reports.

•	On site support and office cubicles for up to [*****] engineers on-site

•	Engineering support for initial first quarter work for up to [*****] hours per week. This support includes

•	Training

•	Initial recipe consultation

•	Initial run card set up and verification

•	Cycle Time commitment

•	1.5 M/I (Moves per Inventory) averaged over a period of one quarter

•	If SVTC is unable to transact all activities in a quarter due M/I <1.5, then Dwave will be charged only for activities actually executed during that quarter

•	(2) Full Time Engineers for support for process development and integration solutions

•	$[*****] /Qtr

•	Total year one funding = $[*****]

•	Total year two funding = $[*****]

•	Access to Cypress SVTC standard recipe library: $[*****]

•	Reticle’s

•

Cypress SVTC preferential pricing @ Toppan +[*****]%. SVTC will provide tape-out support to Dwave and also will ensure that reticles are compatible with SVTC operations. Dwave is responsible for the design of the reticle.

•	ASP is approximately $[*****] for [*****]um masks and $[*****] for [*****]um masks

•	Outside Process Steps Pricing:

•	SVTC cost for outside processing, plus

•	Process steps completed outside are billed as activity events against total quarterly allocation

•	Silicon Wafers: Material Cost

•	Counted as an activity cost

•	Min lot size in the FAB - [*****] wafers per lot

•	Post Development Manufacturing

•	Commercials to be defined and agreed upon by Q6 of the agreement, and/or (6) months prior to manufacturing production.

•	In addition to the above Si Processing services, SVTC would like to offer to Dwave the following additional services. Commercials to be discussed after understanding DWave needs.

•	Option to install Dwave owned sputter tool in SVTC clean room, approximately a 12x12 footprint.

•	Clean Room Rental based on standard facilitization: $[*****]/Qtr.

•	Consulting: Provide technical and management consulting. This includes guidance based on years of development best practices perfected by Cypress/SVTC.

•	Design: This includes complete RTL to GDS-II type of design support and access to several Silicon-proven IP.

We are looking forward to discuss the content of this proposal and work through your feedback and inputs to arrive upon a mutually beneficial relationship. Thank you for the opportunity to earn your business.

Sincerely,

/s/ Julian Searle

Julian Searle

Business Development Manager.

3901 North First Street, San Jose CA. 95134

Tel: 408-943-4773, Fax: 408-943-2745

EXHIBIT D

TO THE PILOT LINE AGREEMENT

ENGINEERING ROLES AND RESPONSIBILITIES

The SVTC contracted Engineers shall work under direct guidance of Dwave. Dwave will be responsible for setting the milestone and project expectations and will be responsible for the overall functionality of any Dwave products and process flows. The below list is a summary of what tasks the SVTC contracted Engineers will provide as needed to Dwave on a best effort basis.

Set up Scanner Jobs

Metrology Set up (Measurement recipes)

Tool Training

Process Tool Selection

Choose Recipes

Create / Modify Recipes

Write Run cards

Resolve customer integration issues

Problem Lot Dispositioning

Process parameter consulting

Development suggestions

Yield improvement activities

Design rule consulting (CD, O/L Specs, etc.)

Tape out support

SPC Chart Set up

SPC Chart Management (reviews, etc.)

Set up Tool Quals (customer specific)

Tool Performance Optimization

Photochem work (hand dispense, tests, etc.)

Contamination Recovery Procedures (Substitute Process Checklist setup)

Process shift recovery procedures (OCAPs)

Photo rework procedures

ADDENDUM TO PILOT LINE OPERATION AGREEMENT

This Addendum to Pilot Line Operation Agreement (this “Addendum”) is made and entered into as of August 2nd, 2006 (the “Addendum Effective Date”) by and between Cypress Semiconductor Corporation, a Delaware corporation (“Cypress”) and Dwave Systems inc (“Dwave”) (each of Cypress and Dwave, a “Party” and collectively, the “Parties”), as an addendum and amendment to the Pilot Line Operation Agreement between the Parties effective July 31st, 2006 (the “Agreement”).

In consideration of the mutual covenants contained herein, the parties agree as follows:

1.	Section 3.5a: Payment of the Agreement as amended by the Addendum is hereby deleted and replaced in its entirety with the following:

“Section 3.5a Cypress shall invoice customer per the following table for Engineering services and customer will not be liable to Cypress for any other costs in relation to Engineering Services or the Process Engineers, including but not limited to insurance, employment related benefits, vacation, taxes or pension costs. Payment terms are Net 30.

Invoice Date;	Amount:
August 30th 2006	[*****]
November 30th 2006	[*****]
January 30th 2007	[*****]
April 30th 2007	[*****]
July 30th 2007	[*****]
October 30th 2007	[*****]
January 30th 2008	[*****]
April 30th 2008	[*****]

2.	Exhibit C: Prices, Fees and Costs of the agreement as amended by the Addendum is hereby modified to include the following:

Invoice Date:	Amount:
August 15th 2006	[*****]
December 30th 2006	[*****]

Invoices for the SVTC Standard Reticle library shall be per the above table.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed and delivered in duplicate originals as of the date first above written.

CYPRESS SEMICONDUCTOR CORPORATION		DWAVE SYSTEMS, INC.

Signature:	/s/ Bert Bruggeman	Signature:	/s/ David Gillard

Printed Name:	Bert Bruggeman	Printed Name:	David Gillard

Title:	Managing Director, SVTC	Title:	CFO

Date:	8/2/06	Date:	August 14, 2006

SVTC Technologies, LLC	Company Confidential

AMENDMENT dated April 1st, 2008 to

AGEEMENT FOR PILOT LINE OPERATION BY AND BETWEEN CYPRESS

SEMICUNDUCTOR AND D-WAVE SYSTEMS, INC., Dated 31 July 2006

D-Wave Systems and Cypress Semiconductor are parties to the above entitled Agreement, henceforth referred to as the “Agreement.” The operating entity within Cypress Semiconductor that was obligated to perform and that has performed the services pursuant to the Agreement, was sold in March, 2007 and is now no longer legally affiliated with Cypress. The successor entity is SVTC Technologies, LLC., (“SVTC”), a Delaware limited liability company, whose address is 3901 North First Street, San Jose, CA 95134, (the same address as stated for the “Premises” in section 1.13 of the Agreement). If not previously provided, this Amendment serves to satisfy the notice requirements of Section 13.3 of the Agreement. Accordingly, SVTC and D-Wave, who referred to in the Agreement as “Customer,” do hereby agree to amend the Agreement as follows:

1.    The first paragraph of the Agreement shall be modified to reflect that SVTC has taken the place of Cypress as a party to the Agreement. The SVTC address will be as stated above.

2.    All references to “Cypress” in the Agreement are deemed to be changed to “SVTC.”

3.    Section 1.3 is amended to state as follows: “Engineering Activities” means a wafer or group of wafers going through a non standard process flow as requested by Customer, said Activity as defined in specification 001-05660. Customer will pay additional costs for Engineering Activities as necessary and requested by Customer herein. Requests for Engineering Activities and the additional charges for such Activities shall be as defined in the specification 001-05660.”

4.    Section 3.3 is amended to state as follows: “SVTC will use its best efforts to assure that the Process Engineers assigned to Customer shall be dedicated to Customer during the term of this Agreement and not be reassigned by SVTC, provided however, that SVTC reserves the right to make changes as required to comply with all it contractual obligations and in light of possible staff limitations. If a reassignment is required, Customer will be notified at least four weeks in advance and be provided with the rational for the required change.”

5.    Section 3.6 (a) is amended to state as follows: “The Process Engineers shall carry out the Engineering Activities at Customer’s sole direction, provided they stay within SVTC guidelines and standard operating procedures. Other than the forgoing Engineering Activities, the assigned Process Engineers shall abide by all SVTC employee rules and procedures and remain under the operation control of their assigned manager.”

6.    Section 8.2 (b) is amended to state as follows: “Subject to SVTC’s rights in SVTC Technology, Customer shall own all right, title and interest in and to any Intellectual Property Rights that are modifications, improvements or derivative works of any Superconducting Technology, including such modifications, improvements or derivative works that are made or conceived pursuant to this Agreement. “Superconducting Technology” shall mean technology in possession of superconducting properties, such as zero electrical resistance, when operated at

SVTC Technologies, LLC	Company Confidential

cryogenic temperatures, and comprised of superconducting devices, such as Josephson junctions.”

7.    Section 9.1 is amended to state as follows: “SVTC represents, warrants and covenants to Customer that (i) SVTC has the full right and authority to enter into this Agreement and grant the rights and licenses granted herein; (ii) SVTC has not previously granted and will not grant any rights that prevent SVTC from fulfilling its obligations under this Agreement; (iii) SVTC is not controlled (as defined in Section 1.2 hereof) by any other entity as of the Effective Date; (iv) SVTC will comply with all applicable laws and regulations in connection with its performance under this Agreement; (v) that to the best of its knowledge the Licensed Technology does not, and will not, contain any confidential or proprietary information of or Intellectual Property of, nor infringe, violate or misappropriate the Intellectual Property of, any third party, and no claims of any such infringement, violation or misappropriation have been made by any third party; and (vi) SVTC represents that it does not currently have any Proprietary Products that relate to Superconducting Technology”

8.    Section 13.8 is amended to substitute SVTC as the entity at the above address, Attn: Scott Marquardt with cc: Legal Department.

9.    The Exhibit A To The Pilot Line Agreement is replaced by the Schedule A-Description Of Services attached hereto.

The parties warrant and represent that this Amendment has been signed by each party’s duly authorized representative, who has authority to enter into contracts on behalf of such party.

AGREED AND ACKNOWLEDGED
For SVTC	For Customer

By:	By:
Signature	Signature

SVTC Technologies, LLC	Company Confidential

Schedule A-Description of Services

SVTC shall provide D-Wave with access to SVTC’s Pilot Line for a three and one half (3.5) year period commencing upon the Start Date in order to process silicon wafers in support of D-Wave development of the process flow for a quantum computer using manufacturing processes that exist or are being developed by D-Wave and SVTC engineers, and D-Wave will be allocated a specific number of Activities, as well as other support and services, as described herein (“Services”). SVTC shall use commercially reasonable efforts to perform the Services requested by D-Wave, subject to the ability of SVTC to perform these Services on SVTC’s existing equipment and equipment contributed by D-Wave using standard materials and process recipes that are compatible with the equipment and resources of SVTC.

Services to be provided:

Metric
Fab Access	Yes
Included Activities	[*****]/quarter
Recipe Library Access	Limited
Full Time Equivalent Engineers	[*****]
Cubicle and Office Space(s)	1 closed office (4 engineers)
Engineers Training	[*****] engineers. To be completed by YE 2008

Terms:

1.	Recipe Library access as per Section 4.5 Use Of Equipment and Section 7.2 License from Cypress of the “Agreement for Pilot Line Operation”
2.	Activities will be counted per SVTC activity spec 001-05660 (SVTC Production Activities Methodology and Accounting) attached at the end of this proposal.
3.

Minimum wafer lot size in the SVTC Pilot Line for this project will be 12 wafers. Any lot requested by D-Wave that is less than 12 wafers will be counted as a 12-wafer lot for accounting and billing purposes

4.	One Fulltime Equivalent Engineer (FTEE) is equal to forty hours of engineering time/week
5.	Fees for all services provided by SVTC to D-Wave will be invoiced at the end of each month and payment shall be due within 30 days

SVTC Technologies, LLC	Company Confidential

SVTC Fab Access and Start-Up Services:

Fab Access Services Include:
1.	24X7 operational support for Activities on the SVTC Pilot Line.
2.	24 X 7 access to SVTC equipment installed as of the contract date in SVTC San Jose
3.	SVTC provided Customer Program Manager to coordinate all services
4.	Access to the SVTC San Jose MES system and runcard generation program
5.	SVTC metrology systems and data management
6.	On-Site Housing	1 closed office (4 engineers)
7.	Cycle Time Commitment	Standard - 1.5 M/l (Moves per Inventory) averaged over a period of one quarter for non hold inventory

Additional Services:

Additional Services available upon request as Extraordinary Expense
Process Engineering Support	Process Module Development and/or Integration at [*****]/hour for services not covered by Fulltime Equivalent Engineers (FTEE)
Reticles	OPC and Procurement Support available
Foundry Transfer	Specific capabilities available
Analytical Services	Full service capabilities available
Training	Additional engineering training available

Prices, Fees and Costs:

Quarterly fees	Quarterly Q2-Q3-Q4 ‘08	Quarterly (till contract end)
Fab Access Fee	[*****]	[*****]
Included Activities(1)	[*****]	[*****]
Additional Activities Fees(2)	[*****]/act	[*****]/act
Engineering Fee	[*****]	[*****]
Engineering (FTE)(3)	[*****]	[*****]
Additional engineering hours	[*****]/hr
Office space (1 office)	[*****]	[*****]
TOTAL	[*****]	[*****]

Clarification notes:

Note 1-SVTC will track Activities on a quarterly basis and D-Wave shall pay for any overages per the Agreement. These Activities must be used during the current quarter and cannot be rolled over to subsequent quarters.

Note 2-Additional Activities are subject to availability at SVTC’s sole discretion and are allocated in increments of 500 act/Q. Additional activities requests must be made with at least 15 days advance notice.

Note 3-SVTC will make the reasonable effort to assign to the program adequate engineering resources with the expertise listed in Exhibit A

SVTC Technologies, LLC	Company Confidential

Additional Activities, Engineering Hours, Additional Tool Training, access to additional equipment and resources, and other Extraordinary Expenses (“Additional Services”) shall be made available at SVTC’s sole discretion and shall be agreed to in writing prior to being performed by SVTC. D-Wave shall pay for all Additional Services per the terms of the “Agreement for Pilot Line Operation”.

Hionix process development

Certain wafer activities are performed at Hionix, a supplier not affiliated with SVTC. All wafer activities run by SVTC engineers at Hionix will not be charged to Customer. All wafer activities run by SVTC operators and technicians will be charged at the standard rate of [*****] activity.

Customer is responsible for all charges billed by Hionix.

Payment Terms: Net 30 days.

Early Termination Fee:

Customer may cancel the contract at any time with 90 days written notice and Customer will pay for the outstanding balance through the date that the contract becomes terminated.

SVTC Technologies, LLC	Company Confidential

Title: SVTC Production Activities Methodology and Accounting

Spec 001-05660

ARTICLE I Purpose/Scope

Purpose: The purpose of this specification is to define and understand activities and how they are accounted for.

Scope: This specification covers manufacturing operations for SVTC.

ARTICLE II Responsibilities

It is the responsibility of the Fab Director that all activity counting be fair and accurate as well as represent the work and time contributed by SVTC technical production resources.

It is the responsibility’ of the Fab Manager to train SVTC Fab personnel on correct barcoding procedures as well as to verify that all activity counting is correct and within the guidelines of this specification.

ARTICLE III Referenced Documents

00-00064—SVTC Record Retention Policy

08-00049—FAB 1 Photoresist Rework

27-00002—Product Request Notice

ARTICLE IV Materials: N/A

ARTICLE V Equipment: N/A

ARTICLE VI Safety: N/A

ARTICLE VI Critical Requirements Summary: N/A

ARTICLE VII Operating Procedures and Responsibilities

This Section defines the terms Activity, Engineering Activity, Process Step, Batch, Split, Lot and RSC.

An Activity is the movement of a one wafer through a Process Step.

A Batch is either a single wafer or a group of wafers utilizing fab equipment to move through a specified process.

A Process Step is either a single step or a group of sub steps that promote or support a single major step. A Process Step is further defined as a step that is part of a manufacturing process or the learning of said processes.

SVTC Technologies, LLC	Company Confidential

An Engineering Activity is a wafer or group of wafers going through a non standard process flow.

A Split is when a lot is divided so that each group of wafers may be processed separately

A Lot is a group of wafers started together with a specific number ID, and traveler.

A Lot is a wafer or group of wafers defined by a lot number. A batch is a wafer or group of wafers that is being moving through a specified process.

An RSC means Run Status Change. It is a document typically attached to a traveler that changes either the method or number of wafers to be processed for any given step.

Activity counting in its natural form is defined as a Batch of material moving through a Process Step. One Lot with one wafer through a Process Step counts as one Activity.

One lot through a Process Step counts as one multiplied by the number of wafers in the Lot. If a Lot has 16 wafers and moves through a Process Step then 16 activities are documented and accrued.

As reference to these definitions we can use the following example;

PDME—Pad Mask Etch is the step name

The subsequent sub steps that support the main step are

1.	Etch Lot

2.	Etch Check

3.	D-Strip Plasma Strip

4.	Solvent Strip—Wet Solvent Strip

5.	Descum—Gasonics

6.	Final Inspect

The main step PDME and the subsequent sub steps are defined then as the Process Step. The main step PDME is part of a manufacturing process

A technician reads a Lot traveler. The traveler requests the Lot of 16 wafers move through PDME.

After checking that the wafer count and scribe are correct, the technician proceeds through each sub step (1-6) Section 8.3. Each sub step requires that a barcode label is read and that date, time and initials are added to the Lot traveler for documentation purposes.

SVTC Technologies, LLC	Company Confidential

When the Lot is complete through the last of the sub steps i.e. Final Inspect, then the lot is said to be complete; out of the step.

The 16 wafers in the Lot were run together so the lot is considered one Batch. When the technician barcodes through the Final Inspect the Ingress Database is automatically updated

The Batch was successfully processed through a group of sub-steps which supported the Process Step. 16 Activities were accrued.

Example 2: A Lot has 16 wafers. At implant step PTI we perform a Split so that 1/2 of the Lot receives a larger dose of phosphorus at a greater acceleration. The second half of the Lot receives the standard or control implant dose and acceleration.

At the implant step the lot is sorted and split as required so that the control wafers (8) and the split wafers (8) are separated into two Batches. Each Batch is then run as defined by the RSC.

As defined in section 8.4 each Batch is always equal to the original Lot size. In this example we’ve run 2 Batches each containing 8 wafers. In a Split situation each Batch is counted as the full Lot. So each Batch is counted as 16 wafers. We ran 2 Batches on this Lot through this Process Step, consequently 32 activities were accrued.

The Split can be ordered by the customer using two different methods.

1.	Write the Split as part of the traveler in the appropriate step.

a.	Implant 1, Implant 2, etc.

2.	Write and attach an RSC that explains the split. Reference Specification 27-00002.

The Engineering Activity is recorded using the Ingres database system

The Engineering Activity is documented on the RSC. The production representative verify’s that the RSC is correct and then checks for Splits or other Engineering Activities. Once confirmed, the step and Engineering Activity is written on the RSC.

After the production supervisor verifies the Engineering Activity count the customer is to acknowledge the engineering activity by counter signing the RSC. This confirms the acknowledgement and acceptance of the forecasted Engineering Activities.

***

8.3.6.1.2 If the Split or Look Ahead Wafer is performed by Customer/engineer, no extra activity is charged.

SVTC Technologies, LLC	Company Confidential

When the Lot gets to the RSC Split step the fab technician informs either the on site supervisor, the expeditor or the lead that he has an RSC Split. The expeditor confirms the RSC and then enters the information into the Ingress Database.

The number of Splits is multiplied by the total number of wafers in the Lot equaling the Engineering Activity for that step.

Reference Form A.

Form A is entitled “Golden Run Card.” It is a graphic representation of a four step flow. The Golden Run Card demonstrates Engineering Activity counts for a standard, 2 way and 3 way Splits.

1.	12 wafers through 4 standard steps

2.	12 wafers through 3 standard steps with a look ahead through FOM. The Look ahead wafer was created as part of the short loop flow.

3.	Same as #2 except the Look ahead wafer was created using an attached RSC.

4.	12 wafers through 3 standard steps. At STINITE there is a 2 way Split. The split was created as part of the short loop flow.

5.	Same as #4 except the Split was created using an attached RSC.

6.	12 wafers through 3 standard steps. There is a 3 way Split at STINITE. The 3 way split was created as part of the short loop flow.

7.	Same as #7 except the Split was created using an attached RSC.

Reference Form B.

Form B is entitled RSC Engineering Activities and is a flow chart which demonstrates Engineering Activities for Splits, Look ahead’s, Metrology measurement and Photo reworks

1.	Splits

a.	Demonstrates Activity flow and rules that govern Split lot creation procedures

2.	Look Ahead

a.	Defines Engineering Activity for a Look Ahead wafer through a step.

3.	Metrology – Measurements

SVTC Technologies, LLC	Company Confidential

a.	Defines Engineering Activity for various wafer group sizes through a measurement equipment in the fab.

4.	Photo Re-work

a.	Defines rules for rework Engineering Activity. Makes allowances for Production errors. Reference 08-00049.

ARTICLE IX Quality Requirements: N/A

ARTICLE X Records

Storage location and retention period for records is specified in procedure 00-00064 (SVTC Record Retention Policy).

ARTICLE XI Preventive Maintenance

ARTICLE XII Posting Sheets/Forms/Appendix

Form A: Golden Run Card

***

Form B: Engineering Activities Flow Chart

SVTC Technologies, LLC
Company Confidential

Form A: Golden Run Card

Golden Run Card
1
Batch in 12wafers
FOM
12
STINITE
12
STIE
12
LINOX
12
Total 48
2
LA Built into SLFLOW
FOM LA
12
FOM
12
STINITE
12
STIE
12
LINOX
12
Total 60
3
RSC LA
RSC FOM - L/A
24
STINITE
12
STIE
12
LINOX
12
Total 60
4
2way split built into SL
FOM
12
STINITE 1
12
STINITE 2
12
STIE
12
LINOX
12
Total 60
5
2 way RSC Split
FOM
12
STINITE 2w split
24
STIE
12
LINOX
12
Total 60
6
3 way built into SL Flow
FOM
12
STINITE 1
12
STINITE 2
12
STINITE 3
12
STIE
12
LINOX
12
Total 72
7
RSC at STINITE 3way split
FOM
STINITE
3 way
STIE
LINOX
Total 72

SVTC Technologies, LLC Company Confidential

***

Form B: Engineering Activities Flow Chart

Engineering Activities
Splits
2 - Way
RSC / On TRAVELER Engineering Activity: 1X times # of wafers in lot
3 - Way or greater
Insert page
Main lot placed ON HOLD - SL started for Engineering Activity
To Sell Wfrs
RSC Split wfrs off as child lot
1X times # of wafers - SOLD
Look Ahead
RSC / On TRAVELER
Engineering Activity: 1X times # of wafers in lot , must have insert page
No change if ENG or customer perform
Metrology - Measurements
Other
≥ 4 wfrs
1X
(# of wafers in lot.)
STD - 10 sites/ 1wfr per lot
CD's/ Overlay
1 - 3 Free
4 - 8 - 1X
>8 2X
(# of wafers in lot.)
CD STD sites 10 sites / 1 wfr per lot
OL STD sites 45 sites / wfr 3 wfrs per lot
Added sites inspection is to be performed by engineering only
Photo Re-work
Customer induced or request 1X time the number's wafers in lot.
Tool Issue - 0
Misprocess - 0

SVTC Technologies, LLC	Company Confidential

Document History Page

Document Title:             ADDENDUM dated                     TO

Document Number:

Rev.	ECN No.	Orig. of Change	Description of Change
**	403339	TE	New Spec defining Activity accounting and reporting for SVTC.
*A	412528	TE	Update Form B: Engineering Activities Flow Chart.
*B	422884	TE/ SBSTMP	Update Form B: Engineering Activities Flow Chart.
*C	470505	SBS/ SBSTMP	Update Form B: Engineering Activities Flow Chart – RSC Split Wfrs lot as child lot.
*D	483839	SBS/ SBSTMP	Updated Form B: @ CD Overlay.
*E	507804	RP	Added section: 8.3.6.1.2 regarding wafer activity. Added box to Form B that reads: No change if ENG. or customer perform.
F	NA	TM	Removed Cypress references

SVTC Technologies, LLC	Company Confidential

Document History Page

Document Title:                          ADDENDUM dated                     TO

Document Number:

Distribution:    SVTC Operations

Posting:            None

AMENDMENT

dated Jun 3rd, 2008 to

AMENDMENT dated April 1st, 2008 to

AGREEMENT FOR PILOT LINE OPERATION BY AND BETWEEN CYPRESS

SEMICONDUCTOR AND D-WAVE SYSTEMS, INC., Dated 31 July 2006

An AMENDMENT dated April 1st, 2008 to AGREEMENT FOR PILOT LINE OPERATION BY AND BETWEEN CYPRESS SEMICONDUCTOR AND D-WAVE SYSTEMS, INC., Dated 31 July 2006 (the “Amendment”) was entered into effective as of April 1st, 2008 (“Effective Date”) by and between SVTC TECHNOLOGIES, LLC, a Delaware limited liability company, with principal offices at 3901 North First Street, San Jose, CA 95134, USA, (“SVTC”) and D-Wave Systems Inc., a company continued under the federal laws of Canada and having its head office at 4401 Still Creek Dr Suite 100, Burnaby, British Columbia, V5C 6G9 (“Customer”). SVTC and Customer collectively are the parties.

The parties hereby agree to amend the Amendment as follows:

Schedule A – Description Of Services

Section: Price, Fees and Costs

Clarification notes

Note 2 shall read:

Additional Activities are subject to availability at SVTC’s sole discretion. Additional activities requests must be made with at least 15 days advance notice.

Except as specifically set forth in this Amendment, the parties make no other changes to the Agreement. All capitalized terms that are not defined in this Amendment One are defined as per the Agreement.

The parties warrant and represent that each party’s duly authorized representative, who has authority to enter into contracts on behalf of such party, has signed this Amendment.

AGREED AND ACKNOWLEDGED
For SVTC		For Customer

By:		By:
Signature		Signature

Date of signature:	7/21/08	Date of signature:	7/14/08

AMENDMENT 4

This Amendment, (“Amendment”), dated December 29, 2008 (“Effective Date”) is to the Agreement for Pilot Line Operation dated July 31, 2006 between SVTC Technologies, LLC (“SVTC”) (as the legal successor in interest to Cypress Semiconductor Corporation) and D-Wave Systems Inc. (“D-Wave”), as amended August 2, 2006, April 1, 2008 and June 3, 2008 (the “Agreement”). The Agreement mandates that all changes must be in a writing signed by the parties. Except as provided below, all the provisions of the Agreement shall remain in effect and apply to the amended language. Accordingly, the parties agree to the following:

1.    Modification of Schedule A – Description of Services. For the period starting January 1, 2009 and ending December 31, 2009, Schedule A to the Agreement is replaced by Exhibit A4, attached hereto. On January 1, 2010, the Agreement and Schedule A shall revert to the terms as set out in the Agreement as amended April 1, 2008 and June 3, 2008.

2.    Effect of this Amendment. In the event of any conflict between the Agreement and this Amendment, this Amendment shall control. Except as amended or otherwise set forth in this Amendment, all terms and conditions of the agreement remain in full force and effect. All terms of article 12 (Miscellaneous) of the Agreement shall apply to this Amendment and the interpretation thereof.

LIST OF ATTACHMENTS: Following is a list of attachments to this Amendment, including all Schedules and Exhibits. Any future added attachment must include a dated Amendment or provision referencing the Agreement and must be executed by all parties.

Exhibit A4

With due authority from our respective companies, we hereby signify our consent to this Agreement by signing below,

SVTC Technologies, LLC		Customer:	D-Wave Systems Inc.
Signature:	/s/ Bert Bruggeman	Signature:	/s/ Warren H.J. Wall
Printed Name:	Bert Bruggeman	Printed Name:	Warren H.J. Wall
Title:	VP, Operations	Title:	VP & Chief Operating Officer
Date:	2/6/09	Date:	FEB 6, 2009

SVTC Technologies

3901 North First Street, San Jose, CA 95134

T 408-240-7000

www.svtc.com

D-Wave Systems

AMEND448213-002

Exhibit A4

Commercial Terms

For D-Wave’s 2009 Development at SVTC

1.0 DESCRIPTION OF SERVICES:

SVTC shall provide D-Wave with access to SVTC’s Line for the one year period starting January 1, 2009 (the “Start Date”) and ending December 31, 2009 (the “End Date”), collectively, the “Project Duration”, in order to process silicon wafers in support of D-Wave’s Proposal for 2009 Development at SVTC. SVTC will use manufacturing processes that exist or are being developed by D-Wave and/or SVTC engineers, and D-Wave will be allocated a specific number of Activities, as well as other support and services, as described herein (“Services”). SVTC shall use commercially reasonable efforts to perform the Services requested by D-Wave, subject to the ability of SVTC to perform these Services on SVTC’s existing equipment and equipment contributed by D-Wave using standard materials and process recipes that are compatible with the equipment and resources of SVTC.

2.0 SUMMARY OF SERVICES TO BE PROVIDED:

Metric
• Fab Access • Included Activities	Yes, as set out below [*****]/quarter, to be counted per SVTC activity spec 001-05660 (SVTC Production Activities Methodology and Accounting) attached to this Exhibit A4
• Recipe Library Access • Engineering Services • Cubicle and Office Space(s)	Yes, per Section 4.5 Use of Equipment and Section 7.2 License from Cypress of the Agreement Yes, as set out below 1 closed office (4 engineers)

3.0 SVTC SERVICE DEFINITIONS:

Fab Access Services Include:

1.	24 x 7 operational support for Activities on the SVTC Line

2.	24 x 7 access to SVTC equipment installed as of the date of this Amendment in SVTC San Jose

3.	SVTC provided Customer Program Manager (CPM) to coordinate all services

4.	Access to the SVTC MES system for runcard generation and wafer flow management

5.	SVTC metrology systems and data management

6.	Cycle Time Commitment (Standard - 1.5 M/l (Moves per Inventory) averaged over a period of one quarter for non hold inventory

12-19-2008	Page 1	Confidential

D-Wave Systems

CMD452793

Engineering Services – Fixed Fee Process Engineering Support:

1.	Up to [*****] Hours / Quarter for four Quarters

2.	Contracted engineering time may be utilized for the following development tasks:

a.	New Recipe Creation: Creation of a new recipe or modification of an existing recipe in order to process D-Wave wafers

b.	New Recipe Development: Development of new recipes to certain defined specs using best known methods

c.	Consulting on technical questions

d.	Problem lot disposition

e.	Outsource investigations and Demo support

3.	These services are to be executed under D-Wave’s direction and management

4.	SVTC will make reasonable efforts to assign to the program adequate engineering resources with the expertise listed in Exhibit A of the Amendment dated April 1, 2008.

4.0 ADDITIONAL SERVICES:

Additional Services available upon request as Extraordinary Expense

Process Engineering Support	Process Module Development and/or Integration for services not covered by Fixed Fee Process Engineering Support set out herein

Reticles	Reticle layout, frame build, OPC and procurement support available priced upon request

Foundry Transfer	Specific capabilities available

Analytical Services	Full service capabilities available priced upon request

Training	Additional Engineering training available

5.0 PRICES, FEES AND COSTS:

Item	Fees	Frequency

Fab Access

•  Included Activities: [*****] / Quarter

•  Customer Engineering Tool Access (upon Certification)

10 Wafer Minimum Lot Size (Any lot requested by customer less than 10 wafers will be counted as a 10-wafer lot for accounting & invoicing purposes)

	[*****]	quarterly
Activity Fee for activities in excess of the included [*****] Activities / Quarter	[*****]	per Activity
Engineering Services - Fixed Fee Process Engineering Support • Up to [*****] Hours / Quarter • Duration for 4 quarters	[*****]	quarterly
Engineering Services for hours exceeding contracted hours per quarter	[*****]	hourly

12-19-2008	Page 2	Confidential

D-Wave Systems

AMEND448213-002

6.0 FEE SCHEDULE:

Fees	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	Total
Fab Access	[*****]	[*****]	[*****]	[*****]	[*****]
Included Activities	[*****]	[*****	[*****]	[*****]	[*****]
Engineering Services	[*****]	[*****]	[*****]	[*****]	[*****]
Included Engineering Hours	[*****]	[*****]	[*****]	[*****]	[*****]
Total	[*****]	[*****]	[*****]	[*****]	[*****]

7.0 TERMS:

1)	On January 1, 2010, the Agreement and Schedule A shall revert to the terms as set out in the Agreement as amended April 1, 2008 and June 3, 2008 and this Exhibit A3 shall be of no force and effect.

2)

Fees for all services provided by SVTC to D-Wave shall be invoiced the first day of each SVTC fiscal quarter. Any activities or engineering hours in excess of the contracted amount will be invoiced at the end of the quarter with the contract amount calculated to the SVTC fiscal work week calendar.

3)

Q109 Quarterly Fees will be paid upon the signing and execution by SVTC and D-Wave of this Amendment. Q209-Q409 Quarter Fees will be held in escrow for SVTC for up-front payment at the beginning of each respective quarter.

4)

With 30 days notice, D-Wave may increase the amount of Engineering Services requested by up to [*****] Hours (quarterly). In such a case, the quarterly charges for Engineering Services shall be increased by the number of hours increased times [*****] per hour.

5)

With 90 days notice, D-Wave may reduce the amount of Engineering Services requested by up to [*****] Engineering Hours (quarterly). In such a case, the quarterly charges for Engineering Services shall be reduced by the number of hours reduced times [*****] per hour.

6)

If D-Wave consumes fewer than the quarterly Activity Allocation ([*****] activities) in any given quarter, D-Wave may roll forward up to [*****] activities (“Carry-Forward Activities”) to subsequent quarters, to be applied to any excess activities (beyond the Activity Allocation) used in subsequent quarters, up to and including the quarter ending December 31, 2010. All unused Carry-Forward Activities shall expire at the end of the 2010 calendar year.

7)

Additional Activities, Engineering Hours, Additional Tool Training, access to additional equipment and resources, and other Extraordinary Expenses (“Additional Services”) shall be made available at SVTC’s sole discretion and shall be agreed to in writing prior to being performed by SVTC. D-Wave shall pay for all Additional Services per the terms of the Agreement.

8)

Hionix Process Development. Certain wafer activities are performed at Hionix, a supplier not affiliated with SVTC. All wafer activities run by SVTC engineers at Hionix will not be charged to D-Wave. D-Wave will be responsible for all charges billed by Hionix.

8.0 LICENSED TECHNOLOGY:

The Services listed above and SVTC’s process technology, including recipes and steps, used in the performance of services shall be provided and licensed to D-Wave under the terms, conditions and limitations of the Agreement and this Amendment, which shall override and supersede any terms and conditions in any other documents.

12-19-2008	Page 3	Confidential

VIA MAIL & EMAIL PDF

Joe Hustein

SVTC Legal Counsel

408-240-7143

Tanya J. Rothe

General Counsel and Director of Intellectual Property

D-Wave Systems Inc.

100 – 4401 Still Creek Drive

Burnaby, BC V5C 6G9 Canada

March 25, 2009

Dear Tanya,

This letter is to confirm our telephone conversations that our companies agree to two minor changes in the recently executed Amendment 4 to the agreement between our companies. Specifically, in Exhibit A4 to the Amendment 4, the reference in Section 7.0 (Terms), sub-section 1) where it says Exhibit “A3”, it shall be changed “A4” and the second change is that the second sentence of sub-section 3), mentioning fees held in escrow shall be deleted in its entirety.

Please sign and date below and return a copy for our files. Thanks for your help in resolving this so expeditiously.

Sincerely,

/s/ Joe Hustein
Joe Hustein

On behalf of D-Wave Systems Inc., I agree to the above,

Signature:	/s/ WARREN WALL	Date:	April 7, 2009
Print name and title:	WARREN WALL, COO

SVTC Technologies

3901 North First Street, San Jose, CA 95134

T 408 240-7000 F 408 240-7010

www.svtc.com

D-Wave Systems

AMEND448213-003

AMENDMENT 5

This Amendment 5. (“Amendment”), dated July 1, 2009 (“Effective Date”) is to the Master Services Agreement dated July 31, 2006 (“Agreement”) between SVTC Technologies, LLC (“SVTC”), and D-Wave Systems Inc. (“Company”). The Agreement mandates that all changes must be in writing signed by the parties. Except as provided below, all the provisions of the Agreement shall remain in effect and apply to the amended language. Accordingly, the parties agree to the following:

Beginning July 1, 2009 and continuing until December 31, 2009 after which it expires, the Company shall have the option to pay a one-time fee of [*****] for the right to have one (1) hot lot at a time.

Hot lot status-is provided on-the following terms:

- Once a lot has been designated a hot lot by the Company, it shall remain as a hot lot until is fully completed.

- Minimum number of steps for hot lot status is 10

- M/I commitment is 2.8

Effect of this Amendment: In the event of any conflict between the Agreement and this Amendment, this Amendment shall control.

With due authority from our respective companies, we hereby signify our consent to this Agreement by signing below,

SVTC Technologies, LLC

Signature:	/s/ Brian A. Stein
Printed Name:	Brian A. Stein
Title:	CFO
Date:	8/24/09

Customer:	D-Wave Systems Inc,

Signature:	/s/ Warren Wall
Printed Name:	Warren Wall
Title:	COO
Date:	July 23, 2009

07-02-2009	Page 1 of 1	Confidential

D-Wave Systems

AMEND448213-004

AMENDMENT 6

This Amendment 6, (“Amendment”), dated November 2, 2009 (“Effective Date”) is to the Master Services Agreement dated July 31, 2006 between SVTC Technologies, LLC (“SVTC”) (as the legal successor in interest to Cypress Semiconductor Corporation), and D-Wave Systems Inc. (“Company”), as previously amended on August 2, 2006, April 1, 2008, June 3, 2008, December 29, 2008 and July 1, 2009 (collectively the “Agreement”). The Agreement mandates that all changes must be in a writing signed by the parties. Except as provided below, all the provisions of the Agreement shall remain in effect and apply to the amended language. Accordingly, the parties agree to the following:

Modification of Exhibit A4 - Commercial Terms

For the calendar quarter beginning September 28, 2009 and ending December 27, 2009, the Fab Access fee as stated in Exhibit A4 of Amendment 4 dated December 29, 2008 shall be modified to reflect the following:

The Fab Access fee for the quarter is increased from [*****] as currently stated to a quarterly fee of [*****], such amount will include 5.000 activities during the quarter. The [*****] fee is a minimal financial commitment to be paid even if less than the [*****] allocation of activities is used. If the actual number of activities exceeds [*****], each additional activity shall be additionally billed at the rate of [*****] per activity. The [*****] fee and [*****] activity allocation was calculated by adding [*****] activities at [*****] per activity plus another [*****] activities at [*****] per activity.

Effect of this Amendment. In the event of any conflict between the Agreement and this Amendment, this Amendment shall control. Except as amended or otherwise set forth in this Amendment, all terms and conditions of the agreement remain in full force and effect and shall apply to this Amendment and the interpretation thereof.

With due authority from our respective companies, we hereby signify our consent to this Agreement by signing below,

SVTC Technologies, LLC

Signature:	/s/ Brain A. Stein
Printed Name:	Brain A. Stein
Title:	CFO
Date:	11/5/09

Customer:	D-Wave Systems Inc.

Signature:	/s/ Warren Wall
Printed Name:	Warren Wall
Title:	CHIEF OPERATING OFFICER
Date:	NOVEMBER 5, 2009

10-29-2009	Page 1 of 1	Confidential

D-Wave Systems

AMEND448213-005

AMENDMENT 7

This Amendment, (“Amendment”), dated December 28, 2009 (“Effective Date”) is to the Pilot Line Operation Agreement dated July 31, 2006 (“Agreement”) between SVTC Technologies, LLC (“SVTC”), as successor interest on the Agreement to Cypress Semiconductor, and D-Wave Systems Inc. (“Company” or “D-Wave”). The Agreement mandates that all changes must be in a writing signed by the parties. Except as provided below, all the provisions of the Agreement shall remain in effect and apply to the amended language. Accordingly, the parties agree to the following:

l)

The Agreement is hereby amended to include attached Exhibit A7 describing services that will be provided by SVTC for Customer starting on the Effective Date. SVTC will provide to Customer the services described in Exhibit A7 for the fees set forth therein, subject to any additional terms and conditions set forth therein. Starting on December 28, 2009, attached Exhibit A7, including the service and fee provisions therein, shall replace and supersede the provisions of prior Exhibit A to the Agreement in its entirety.

Effect of this Amendment. In the event of any conflict between the Agreement and this Amendment, this Amendment shall control. Except as amended or otherwise set forth in this Amendment, all terms and conditions of the Agreement remain in full force and effect and shall apply to this Amendment and the interpretation thereof.

LIST OF ATTACHMENTS: Following is a list of attachments to this Amendment, including all Schedules and Exhibits. Any future added attachment must include a dated Amendment or provision referencing the Agreement and must be executed by all parties.

Exhibit A 7 – Commercial Terms

With due authority from our respective companies, we hereby signify our consent to this Agreement by signing below.

SVTC Technologies, LLC

Signature:	/s/ Brian A Stein
Printed Name:	Brian A Stein
Title:	CFO
Date:	January 22, 2010

Customer:	D-Wave Systems inc.

Signature:	/s/ Warren Wall
Printed Name:	Warren Wall
Title:	COO
Date:

12-23-2009	Page 1 of 5	Confidential

D-Wave Systems

AMEND448213-005

Exhibit A7

Commercial Terms

For D-Wave Systems Inc.’s Continuing Development

START DATE: 12-28-2009	DURATION: Six (6) Quarters

SVTC proposes the date (“Start Date”) above is the date on which SVTC will begin providing the following services under these revised commercial terms. The above Project Duration will commence upon the (“Start Date”) and continue for one SVTC fiscal quarter, ending June 27, 2012. On June 28, 2012, the Agreement and Schedule A shall revert to the terms as set out in the Agreement as amended August 2, 2006, April 1, 2008, June 3, 2008, December 29, 2008 and July 27, 2009.

1.0 DESCRIPTION OF SERVICES:

SVTC shall provide services in support of D-Wave Systems Inc.’s Continuing Development. SVTC will use manufacturing processes that exist or are being developed by D-Wave Systems Inc., and D-Wave Systems Inc. will be allocated a specific number of Activities, as well as other support and services, as described herein (“Services”). SVTC shall use commercially reasonable efforts to perform the Services requested by D-Wave Systems Inc., subject to the ability of SVTC to perform these Services on SVTC’s existing equipment and equipment contributed by D-Wave Systems Inc. using standard materials and process recipes that are compatible with the equipment and resources of SVTC.

2.0 SUMMARY OF SERVICES TO BE PROVIDED:

•	Fab Access

•	Engineering Services

•	Process Library Access

•	On-site Lockable Office Space

3.0 SVTC SERVICE DEFINITIONS:

Fab Services:

1.	24 X 7 operational support for processing wafers in the SVTC Line

2.	24 X 7 access to SVTC equipment installed as of the date of this Amendment in SVTC San Jose

3.	Activities will be counted per SVTC activity spec W1-0003 (SVTC Production Activities Methodology and Accounting) attached to this Exhibit A7

4.	SVTC provided Customer Program Manager (CPM) to coordinate all services

5.	Access to the SVTC MES system for runcard generation and wafer flow management

6.	On-Site Workspace: Workspace with phones and internet access

7.	SVTC metrology systems and data management

8.	Cycle Time Commitment: 1.5 M/l (Move Activities per Inventory) averaged over one quarter for non-hold inventory

12-23-2009	Page 2 of 5	Confidential

D-Wave Systems

AMEND448213-005

Engineering Services:

1.	Contracted engineering time may be utilized for the following development tasks

a.	New Recipe Creation: Creation of a new recipe or modification of an existing recipe in order to process Customer wafers

b.	New Recipe Development: Development of new recipes to certain defined specs using best known methods

c.	Consulting on technical questions

d.	Problem lot disposition

e.	Outsource investigations and Demo support

2.	These services are to be executed under customers direction and management

4.0 ADDITIONAL SERVICES:

Additional Services are subject to availability at SVTC’s sole discretion for additional fees

Additional Start Up Services	Additional engineers up to [*****] per year may be started up for an additional per engineer fee for the duration of the program

Additional Cubicles & Lockable Office Space	Subject to availability priced upon request

Reticles	Reticle layout, frame build, OPC and procurement support available priced upon request

Analytical Services	Full service capabilities available priced upon request

5.0 SVTC SERVICE FEES:

Item	Fees	Frequency

Fab Services

•  Included Activities: see Section 6.0 Fee Schedule below

10 Wafer Minimum Lot Size (Example: Any lot requested by customer less than 10 wafers will be counted as a 10-wafer lot for accounting & invoicing purposes)

See Section 6.0
Engineering Services - Fixed Fee Process Engineering Support • Included Engineering Hours: see Section 6.0 Fee Schedule below • Duration for 6 quarters	See Section 6.0

Additional Items	Fees	Frequency
Additional On-Site Workspace and facilities • Lockable for 4 additional engineers	Included
Equipment Hosting Fee	See Section 6.0

12-23-2009	Page 3 of 5	Confidential

D-Wave Systems

AMEND448213-005

6.0 FEE SCHEDULE: (CY IS CALENDAR YEAR; Q IS QUARTER; ALL ARE SVTC FISCAL QUARTERS)

Fees	CY Q1 2010	CY Q2 2010	CY Q3 2010	CY Q4 2010	CYQ1 2011	CY Q2 2011
Fab Services	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
Included Activities	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
Excess Activity Fee for activities in excess of the included activities	[*****]/Act	[*****]/Act	[*****]/Act	[*****]/Act	[*****]/Act	[*****]/Act
Engineering Services	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
Included Engineering Hours	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
Excess Hours for Engineering Services for hours exceeding contracted hours per quarter	[*****]/Hr	[*****]/Hr	[*****]/Hr	[*****]/Hr	[*****]/Hr	[*****]/Hr
Equipment Hosting Fee	NA	NA	[*****]	[*****]	[*****]	[*****]
Total	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

7.0 TERMS:

1)

Fees for all contracted services provided by SVTC to D-Wave shall be invoiced the first day of each SVTC fiscal quarter and will be due within 30 days of date of invoice. Fees incurred in excess of the contracted fees for Fab Services (Excess Activities) and Engineering Services (Excess Hours) will be invoiced at the end of each fiscal quarter. Other than the foregoing, SVTC shall invoice Customer when services are rendered, products shipped and/or deliverables are provided in the SVTC fiscal month that they occur. Payments shall be due within 30 days from date of invoice.

2)

Fees for contracted services provided by SVTC to D-Wave, for the period commencing on January 1, 2010 and ending May 31, 2010 shall be invoiced the last day of each SVTC fiscal month and will be due within 30 days of date of invoice. Actual usage plus any adjustments to fulfill the contracted fee requirements shall be invoiced at the end of the 3rd month of the fiscal quarter.

3)

Additional Activities, Engineering Hours, Additional Tool Training, access to additional equipment and resources, and other Extraordinary Expenses (“Additional Services”) shall be made available at SVTC’s sole discretion and shall be agreed to in writing prior to being performed by SVTC D-Wave Systems Inc. shall pay for all Additional Services per the terms of the Master Services Agreement.

4)

With 60 days notice. D-Wave may increase or decrease the amount of Engineering Services requested by up to [*****] Hours (quarterly). In such a case, the quarterly charges for Engineering Services shall be increased or decreased by the number of hours increased or decreased times [*****] per hour.

5)

Hionix Process Development. Certain wafer activities are performed at Hionix, a supplier not affiliated with SVTC. All wafer activities run by SVTC engineers at Hionix will not be charged to D-Wave. D-Wave will be responsible for all charges billed by Hionix.

6)

SVTC firmly commits that they will install the [*****] in the San Jose facility and will supply the space and facilities necessary to support the tool in the timeframe specified by D-Wave if D-Wave wishes to proceed. SVTC is not yet able to provide firm installation costs for the [*****] , but will have pricing secured prior to January 15th, 2010. All costs estimates will be provided to D-Wave for its review and approval. A management surcharge will be applied by

12-23-2009	Page 4 of 5	Confidential

D-Wave Systems

AMEND448213-005

SVTC for its supervision of the work and this charge will be fully disclosed to D-Wave. D-Wave is not obligated to move forward with tool installation at SVTC.

7)

If installed, SVTC will agree to support the [*****] with SVTC personnel and/or to facilitate coverage by [*****] or another qualified third party vendor. The vendor selection for service support will be at the discretion of D-Wave, subject to approval of SVTC. Should D-Wave select a support vendor other than SVTC, a mutually agreed upon management fee for SVTC will be assessed.

8)

The Equipment Hosting Fee shall cover all D-Wave activities processed in the D-Wave owned [*****] and there shall be no additional activity charge assessed against D-Wave, regardless of whether the material is run by D-Wave personnel or SVTC personnel.

9)	The 90 days referred to in Section 12.4(a) of the Master Services Agreement is reduced to 60 days.

10)	Hot lot status shall be billed at a rate of $[*****]K per every two quarters and shall extend for the duration on this agreement.

8.0 LICENSED TECHNOLOGY:

The Services listed above and SVTC’s process technology, including recipes and steps, used in the performance of services shall be provided and licensed to Customer under the terms, conditions and limitations of the Agreement, which shall override and supersede any terms and conditions in any other documents.

12-23-2009	Page 5 of 5	Confidential

D-Wave Systems

AMEND448213-006

AMENDMENT 8

This Amendment, (“Amendment”), dated February 22, 2010 (“Effective Date”) is to the Pilot Line Operation Agreement dated July 31, 2006 (“Agreement”) between SVTC Technologies, LLC (“SVTC”), and D-Wave Systems Inc, (“Company”), SVTC is the legal successor in interest to Cypress Semiconductor on the Agreement. The Agreement mandates that all changes must be in a writing signed by the parties. Except as provided below, all the provisions of the Agreement shall remain in effect and apply to the amended language. Accordingly, the parties agree to the following:

SVTC and Company agree that the fees for office space, as described in Schedule A to the prior Amendment dated April 1, 2008, shall continue and remain in effect for the Duration stated in Amendment 7, dated December 28, 2009,

Effect of this Amendment. In the event of any conflict between the Agreement and this Amendment, this Amendment shall control. Except as amended or otherwise set forth in this Amendment, all terms and conditions of the agreement remain in full force and effect and shall apply to this Amendment and the interpretation thereof,

With due authority from our respective companies, we hereby signify our consent to this Agreement by signing below,

SVTC Technologies, LLC

Signature:	/s/ Brain A. Stein
Printed Name:	Brain A. Stein
Title:	Chief Financial Officer
Date:	March 15, 2010

Customer:	D-Wave Systems Inc.

Signature:	/s/ Warren Wall
Printed Name:	Warren Wall
Title:	COO
Date:	March 1, 2010

02-22-2010	Page 1 of 1	Confidential

D-Wave Systems

AMEND448213-007

AMENDMENT 9

This Amendment 9, (“Amendment”), dated March 18, 2010 (“Effective Date”) is to the Pilot Line Operation Agreement dated July 31, 2006 (“Agreement”) between SVTC Technologies, LLC (“SVTC”), and D-Wave Systems Inc. (“Customer”). SVTC is the legal successor in interest to Cypress Semiconductor on the Agreement. The Agreement mandates that all changes must be in a writing signed by the parties. Except as provided below, all the provisions of the Agreement shall remain in effect and apply to the amended language. Accordingly, the parties agree to the following:

1)

SVTC and Customer agree to defer a portion of the CY Q2, 2010 (SVTC Fiscal Quarter 1 2011) (April, May and June of 2010) quarterly commitments to pay fees for Fab Services Activities and Engineering Service hours. Customer’s current quarterly commitment as stated in Table 6, of Exhibit A7, attached to prior Amendment 7, is [*****] Activities and [*****] Engineering Services hours. The commitments will be modified as follows.

2)	Fab Services Activities:

The modified commitment shall be reduced to [*****] Activities for the quarter, spread over the three months. Fees covering [*****] Activities will be invoiced the last day of each of the first two SVTC fiscal months of the quarter and will be due within 30 days of invoice. The remaining [*****] Activities of the [*****] commitment, plus any adjustments due to higher actual usage, will be invoiced on the last day of the third SVTC fiscal month and payment shall be due within 30 days from date of invoice.

Customer agrees that it shall be financially committed to pay for the [*****] Activities deferred from the prior [*****] Activities commitment during the following two quarters (July, August and September of 2010 and October, November and December of 2010), such commitment in addition to the prior quarterly commitments as stated in Table 6, of Exhibit A7, attached to prior Amendment 7, for those quarters. Fees for the [*****] Activities shall be invoiced at the agreed rate for the applicable quarter, either when actually used or to the extent not used, then the last day of SVTC’s December fiscal month and payment shall be due within 30 days from date of invoice.

3)	Engineering Service Hours:

The modified commitment shall be reduced to [*****] Engineering Services hours for the quarter, spread over the three months. Fees covering [*****] Engineering Services hours will be invoiced the last day of each of the first two months and will be due within 30 days of invoice. The remaining [*****] Engineering Services hours of the [*****] hours commitment, plus any adjustments due to higher actual usage, will be invoiced on the last day of the third SVTC fiscal month and payment shall be due within 30 days from date of invoice.

Customer agrees it shall be financially committed to pay for the [*****] Engineering Services hours deferred from the prior [*****] hours commitment, during the following two quarters (July, August and September of 2010 and October, November and December of 2010), such commitment in addition to the prior quarterly commitments as stated in Table 6, of Exhibit A7, attached to prior Amendment 7, for those quarters. Fees for the [*****] hours shall be invoiced at the agreed rate for the applicable quarter, either when actually used or to the extent not used, then the last day of SVTC’s December fiscal month and payment shall be due within 30 days from date of invoice.

Effect of this Amendment: In the event of any conflict between the Agreement and this Amendment, this Amendment shall control. Except as amended or otherwise set forth in this Amendment, all terms and conditions

03-18-2010	Page 1 of 2	Confidential

D-Wave Systems

AMEND448213-007

of the agreement remain in full force and effect and shall apply to this Amendment and the interpretation thereof.

With due authority from our respective companies, we hereby signify our consent to this Agreement by signing below,

SVTC Technologies, LLC

Signature:	/s/ Brian A. Stein
Printed Name:	Brian A. Stein
Title:	Chief Financial Officer
Date:	April 7, 2010

Customer:	D-Wave Systems Inc.

Signature:	/s/ Warren Wall
Printed Name:	Warren Wall
Title:	COO
Date:	April 7, 2010

03-18-2010	Page 2 of 2	Confidential

D-Wave Systems Inc.

AMEND448213-008

Initials: SVTC: BAS Customer: WW

AMENDMENT 10

This Amendment 10, (“Amendment”), dated August 2, 2010 (“Effective Date”) is to the Pilot Line Operation Agreement dated July 31, 2006 between SVTC Technologies, LLC (‘‘SVTC”), and D-Wave Systems Inc. (“D-Wave”), as previously amended on August 2, 2006, April 1, 2008, June 3, 2008, December 29, 2008, July 1, 2009, November 2, 2009, December 28, 2009, February 22, 2010 and March 18, 2010 (collectively the “Agreement”). SVTC is the legal successor in interest to Cypress Semiconductor on the Agreement. The Agreement mandates that all changes must be in a writing signed by the parties. Except as provided below, all the provisions of the Agreement shall remain in effect and apply to the amended language. Accordingly, the parties agree to the following:

1)	The Agreement is hereby amended to include attached Exhibit A10 describing services that will be provided by SVTC for D-Wave starting on the Effective Date.

2)	Section 7 subparagraph 6 of Exhibit A7, attached to Amendment 7, date December 28, 2009 is deleted in its entirety. The referenced Endura system was never installed and no costs were ever incurred.

3)	Section 7 subparagraph 7 of Exhibit A7, attached to Amendment 7, date December 28, 2009 is deleted, replaced and superseded with the following:

D-Wave has purchased an [*****] which is to be installed at SVTC for use with services provided to D-Wave by SVTC. D-Wave shall pay SVTC for the installation of the [*****] as detailed in attached Exhibit A10 and the [*****] constitutes “Customer Equipment” under the Agreement. Upon installation, SVTC will support the [*****] with SVTC personnel and/or facilitate coverage by the original equipment manufacturer or another qualified third party vendor. The vendor selection for service support will be at the discretion of D-Wave, subject to approval of SVTC acting reasonably.

SVTC acknowledges and agrees that SVTC has no interest in the [*****] and that neither SVTC nor anyone claiming through SVTC will make any claim whatsoever to the tool. SVTC shall provide such documents and/or information as is reasonably requested by D-Wave in order for D-Wave to protect D-Wave’s ownership interest in the [*****], including but not limited to documents and/or information D-Wave requires to acquire insurance coverage or to effect UCC or similar registrations in any jurisdiction D-Wave reasonably deems necessary.

As set out in Section 4.3(a) of the Agreement, D-Wave may remove the tool in a way that minimizes disturbance to the Line on reasonable notice without any financial responsibility to SVTC.

As set out in Section 4.5 of the Agreement, the [*****] shall only be used to manufacture D-Wave products or otherwise for the benefit of D-Wave and for no other purpose, and in particular, SVTC shall ensure that except with the written consent of D-Wave, magnetic materials shall not be used in conjunction with or to operate or to maintain the [*****].

4)	Section 7 subparagraph 8 of Exhibit A7, attached to Amendment 7, date December 28, 2009 shall be replaced and superseded with the following.

Due to the payment of the Equipment Hosting Fee, all D-Wave Activities processed in the [*****]

07-30-2010	Page 1 of 3	Confidential

D-Wave Systems Inc.

AMEND448213-008

Initials: SVTC:              Customer: WW

shall not be counted in the Included Activities and there shall be no additional Activity charge assessed against D-Wave, regardless of whether the [*****] processing is performed by D-Wave or SVTC personnel.

Effect of this Amendment: In the event of any conflict between the Agreement and this Amendment, this Amendment shall control. Except as amended or otherwise set forth in this Amendment, all terms and conditions of the agreement remain in full force and effect and shall apply to this Amendment and the interpretation thereof.

LIST OF ATTACHMENTS: Following is a list of attachments to this Amendment, including all Schedules and Exhibits. Any future added attachment must include a dated Amendment or provision referencing the Agreement and must be executed by all parties.

Exhibit A - Commercial Terms

With due authority from our respective companies, we hereby signify our consent to this Agreement by signing below,

SVTC Technologies, LLC

Signature:	/s/ Brian A. Stein
Printed Name:	Brian A. Stein
Title:	Chief Financial Officer
Date:	9/2/10

Customer:	D-Wave Systems Inc.

Signature:	/s/ Warren Wall
Printed Name:	Warren Wall
Title:	COO
Date:	sept 1, 2010

07-30-2010	Page 2 of 3	Confidential

D-Wave Systems Inc.

AMEND448213-008

Initials: SVTC: BAS Customer: WW

Exhibit A10

Commercial Terms

For D-Wave Systems Inc.’s [*****] Equipment Installation

START DATE: 08-02-2010	DURATION: Three (3) Months

SVTC proposes the date above on which SVTC will begin providing the following services under the Pilot Line Operation Agreement (“Start Date”). Project Duration is the period of time for the project described in this Amendment.

1.0 DESCRIPTION OF SERVICES:

SVTC shall install the [*****] by D-Wave into SVTC FAB. SVTC shall use a licensed subcontractor, of SVTC’s choosing, to perform the necessary installation work.

2.0 SVTC SERVICE FEE SCHEDULE:

Item	Fees	Frequency
a) Installation of [*****] tool
• Materials	[*****]
• Labor	[*****]

Total	[*****]	Onetime fee

3.0 TERMS:

1)	Fees for services provided by SVTC to Customer shall be invoiced 15 days Prior to the start of the installation work and shall be due 30 days from date of invoice.
2)	Equipment Hosting Fees shall be charged per the commercial terms in Exhibit A7 attached to Amendment 7. Equipment Hosting Fees will be prorated from date of commencement of installation.

07-30-2010	Page 3 of 3	Confidential

D-Wave Systems Inc.

AMEND448213-009

Initials: SVTC: JM Customer: WW

AMENDMENT 11

This Amendment 11, (“Amendment”), dated January 1, 2011 (“Effective Date”) is to the Pilot Line Operation Agreement dated July 31, 2006 (“Agreement”) between SVTC Technologies, LLC (“SVTC”), and D-Wave Systems Inc. (“Company”). SVTC is the legal successor in interest to Cypress Semiconductor on the Agreement. The Agreement mandates that all changes must be in a writing signed by the parties. Except as provided below, all the provisions of the Agreement shall remain in effect and apply to the amended language. Accordingly, the parties agree to the following:

1)

Company desires to reduce the Engineering Services listed in Section 6, of Exhibit A7 in Amendment 7, dated December 28, 2009. Section 7, subparagraph 4, requires 60 days notice for a request for a reduction, however, Company has provided less than 60 days notice.

2)

SVTC agrees this time to waive the 60 day requirement and to this time accept Company’s request to reduce the number of Engineering Hours from [*****] hours to [*****] hours during the period of time for CY Q1 2011 and CY Q2 2011 (January 1, 2011 to June 30, 2011). The hourly rate shall remain the same at [*****]/hour.

Effect of this Amendment: In the event of any conflict between the Agreement and this Amendment, this Amendment shall control. Except as amended or otherwise set forth in this Amendment, all terms and conditions of the agreement remain in full force and effect and shall apply to this Amendment and the interpretation thereof.

With due authority from our respective companies, we hereby signify our consent to this Agreement by signing below,

SVTC Technologies, LLC

Signature:	/s/ Jon Myers
Printed Name:	Jon Myers
Title:	Vice President, Sales and Marketing
Date:	12/23/2010

Company:	D-Wave Systems Inc.

Signature:	/s/ Warren Wall
Printed Name:	Warren Wall
Title:	COO
Date:	December 23, 2010

12-14-2010	Page 1 of 1	Confidential

D-Wave Systems Inc.

AMEND448213-010

Initials: SVTC: MM Customer:

AMENDMENT 12

This Amendment 12, (“Amendment”), dated March 28, 2011 (“Effective Date”) is to the Pilot Line Operation Agreement dated July 31, 2006 (“Agreement”) between SVTC Technologies, LLC (“SVTC”), and D-Wave Systems Inc. (“Company”). SVTC is the legal successor in interest to Cypress Semiconductor on the Agreement. The Agreement mandates that all changes must be in a writing signed by the parties. Except as provided below, all the provisions of the Agreement shall remain in effect and apply to the amended language. Accordingly, the parties agree to the following:

1)

The Agreement is hereby amended to include attached Exhibit A12 describing services that will be provided by SVTC for Customer starting on the Effective Date. SVTC will provide to Company the services described in Exhibit A12 for the fees set forth therein, subject to any additional terms and conditions set forth therein. Starting on March 28, 2011, attached Exhibit A12, including the service and fee provisions therein, shall replace and supersede the provisions of prior Exhibit A7 to the Agreement in its entirety.

Effect of this Amendment: In the event of any conflict between the Agreement and this Amendment, this Amendment shall control. Except as amended or otherwise set forth in this Amendment, all terms and conditions of the agreement remain in full force and effect and shall apply to this Amendment and the interpretation thereof.

LIST OF ATTACHMENTS: Following is a list of attachments to this Amendment, including all Schedules and Exhibits. Any future added attachment must include a dated Amendment or provision referencing the Agreement and must be executed by all parties.

Exhibit A12 - Commercial Terms

With due authority from our respective companies, we hereby signify our consent to this Agreement by signing below,

SVTC Technologies, LLC

Signature:	/s Michael Moore
Printed Name:	Michael Moore
Title:	VP, General Manager Silicon Services
Date:	march 29, 2011

Company:	D-Wave Systems Inc.

Signature:	/s/ Warren Wall
Printed Name:	Warren Wall
Title:	COO
Date:	MARCH 29, 2011

02-23-2011	Page 1 of 5	Confidential

D-Wave Systems Inc.

AMEND448213-010

Initials: SVTC: MM Customer:

Exhibit A12

Commercial Terms

For D-Wave Systems Inc.’s Continuing Development

START DATE: 03-28-2011	DURATION: Eight (8) Quarters

SVTC proposes the date above on which SVTC will begin providing the following services under the Agreement (“Start Date”). Project Duration is the period of time for the project described in this Amendment.

1.0	DESCRIPTION OF SERVICES:

SVTC shall provide research and development services in support of D-Wave Systems Inc.’s Continuing Development. SVTC will use manufacturing processes that exist or are being developed by D-Wave Systems Inc. (D-Wave), and D-Wave will be allocated a specific number of Activities, as well as other support and services, as described herein (“Services”). SVTC shall use commercially reasonable efforts to perform the Services requested by D-Wave, subject to the ability of SVTC to perform these Services on SVTC’s existing equipment and equipment contributed by D-Wave using standard materials and process recipes that are compatible with the equipment and resources of SVTC.

2.0 SUMMARY OF SERVICES THAT MAY BE PROVIDED:

•	Fab Services

•	Engineering Services

•	Process Library Access

•	Additional On-Site Workspace including Lockable Office Space

3.0 SVTC SERVICE DEFINITIONS:

Fab Services:

1.	24 X 7 operational support for processing wafers in the SVTC Line

2.	24 X 7 access to SVTC equipment installed as of the date of this Amendment in SVTC San Jose

3.	Activities will be counted per SVTC activity spec W1-0003 (SVTC Production Activities Methodology and Accounting) attached to this Exhibit A12.

4.	SVTC provided Customer Program Manager (CPM) to coordinate all services

5.	Access to the SVTC MES system for wafer flow management

6.	On-Site Workspace: Workspace with phones and internet access

7.	SVTC metrology systems and data management

8.	Cycle Time Commitment: 1.5 M/I (Move Activities per Inventory) averaged over one quarter for non-hold inventory

02-23-2011	Page 2 of 5	Confidential

D-Wave Systems Inc.

AMEND448213-010

Initials: SVTC: MM Customer:

Engineering Services: (Defined in the Agreement)

1.	Contracted engineering services may be utilized for the following development tasks

a.	New Recipe Creation: Creation of a new recipe or modification of an existing recipe in order to process Customer wafers

b.	New Recipe Development: Development of new recipes to certain defined specs using best known methods

c.	Consulting on technical questions

d.	Problem lot disposition

e.	Outsource investigations and Demo support

f.	Project meeting attendance as normally scheduled or as requested by customer

2.	These services are to be executed in collaboration with customer direction and management

4.0	ADDITIONAL SERVICES**:

Additional Training Services	Additional engineers up to [*****] per year may be started up for an additional per engineer fee for the duration of the program, priced upon request
Additional Cubicles & Lockable Office Space	Subject to availability priced upon request
Reticles	Reticle layout, frame build, OPC and procurement support available priced upon request
Analytical Services	Full service capabilities available priced upon request
** Additional Services subject to availability

02-23-2011	Page 3 of 5	Confidential

D-Wave Systems Inc.

AMEND448213-010

Initials: SVTC: MM Customer:

5.0	SVTC SERVICE FEE SCHEDULE:

Item	Fees	Frequency

a)  Fab Services-Tiered Pricing

Tier 1

•  Included Activities: [*****]

•  Activity Rate: [*****] per activity

10 Wafer Minimum Lot Size (Example: Any lot requested by D-Wave less than 10 wafers will be counted as a 10-wafer lot for accounting & invoicing purposes)

	[*****]	quarterly
Activity Fee for activities in excess of [*****] activities	[*****]	per activity

b)  Fab Services-Tiered Pricing

Tier 2

•  Included Activities: [*****]

•  Activity Rate: [*****] per activity

10 Wafer Minimum Lot Size (Example: Any lot requested by D-Wave less than 10 wafers will be counted as a 10-wafer lot for accounting & invoicing purposes)

	[*****]	quarterly
Activity Fee for activities in excess of the included [*****] activities	[*****]	per activity
b) Engineering Services-Process Engineering Support -Allocation • Included Hours: Up to [*****] Hours / Quarter	[*****]	quarterly
Engineering Services for hours exceeding Allocation	[*****]	hourly

Additional Items	Fees	Frequency
c) Additional On-Site Workspace and facilities • Lockable for 4 engineers (in addition to the facilities provided in the Agreement, including but not limited to Sections 2.9 and 5.1)	[*****]	quarterly
d) Equipment Hosting Fee	[*****]	quarterly

6.0	TERMS:

02-23-2011	Page 4 of 5	Confidential

D-Wave Systems Inc.

AMEND448213-010

Initials: SVTC: MM Customer:

1)

Fees for all contracted services provided by SVTC to D-Wave shall be invoiced 15 days prior to the start of each SVTC fiscal quarter and will be due on the first day of the quarter. Fees incurred in excess of the contracted fees for Fab Services (Excess Activities) and Engineering Services (Excess Hours) will be invoiced at the end of each fiscal quarter. Other than the foregoing, SVTC shall invoice D-Wave when services are rendered, products shipped and/or deliverables are provided in the SVTC fiscal month that they occur. Payments shall be due within 30 days from date of invoice.

2)

D-Wave must provide SVTC with advanced written notice of its election of the Fab Services Tier, section 5 above, at least 30 days prior to the start of an SVTC fiscal quarter. If no written notice is received 30 days prior to the beginning of the first quarter covered by this Exhibit A12, the Fab Services Tier will be set to Tier 1 for that quarter. The Fab Services Tier cannot be altered during a quarter. If no written notice is received 30 days prior to the beginning of subsequent quarters, the Fab Services Tier will be set to the level of the prior quarter.

3)

Additional Activities, Engineering Hours, Additional Tool Training, access to additional equipment and resources, and other Extraordinary Expenses (“Additional Services”) shall be made available at SVTC’s sole discretion and shall be agreed to in writing prior to being performed by SVTC. D-Wave Payments shall be due within 30 days from date of invoice.

4)

The Equipment Hosting Fee shall cover all D-Wave activities processed in the D-Wave owned [*****] system and there shall be no additional activity charge assessed against D-Wave, regardless of whether the material is run by D-Wave personnel or SVTC personnel.

5)	Hot lot status shall be billed at a rate of [*****] per every two quarters and shall extend for the duration on this agreement.
6)

With 30 days notice, D-Wave may increase or decrease the Engineering Services Allocation requested by up to [*****] Hours (quarterly). In such a case, the quarterly charges for Engineering Services shall be increased or decreased by the number of hours increased or decreased times [*****] per hour. D-Wave may only request one engineering allocation change per quarter. D-Wave may not decrease the Engineering Services Allocation below [*****] hours and may not increase the Engineering Services Allocation above [*****] hours.

7)

With 60 days notice, D-Wave may cancel the Additional On-site Workspace and facilities set out in Section 5.0(c) of this Schedule A12. To avoid further charges D-Wave must completely vacate the Additional On-site Workspace and facilities prior to the 60th day after giving notice.

8)	The 90 days referred to in Section 12.4(a) of the Agreement is reduced to 60 days.

7.0	LICENSED TECHNOLOGY:

The Services listed above and SVTC’s process technology, including recipes and steps, used in the performance of services shall be provided and licensed to D-Wave under the terms, conditions and limitations of the Agreement, which shall override and supersede any terms and conditions in any customer provided documents.

02-23-2011	Page 5 of 5	Confidential

D-Wave Systems Inc.

AMEND448213-011

Initials: SVTC: KAK Customer: WW

AMENDMENT 13

This Amendment 13, (“Amendment”), dated June 15, 2011 (“Effective Date”) is to the Pilot Line Operation Agreement dated July 31, 2006 (“Agreement”) between SVTC Technologies, LLC (“SVTC”), and D-Wave Systems Inc. (“Customer”). SVTC is the legal successor in interest to Cypress Semiconductor on the Agreement. The Agreement mandates that all changes must be in a writing signed by the parties. Except as provided below, all the provisions of the Agreement shall remain in effect and apply to the amended language. Accordingly, the parties agree to the following:

1)

SVTC and Customer agree the Minimum Financial Commitment for Activities and Engineering Services Hours, for SVTC fiscal quarter 2 (June 27, 2011 through September 25, 2011), shall be [*****] which will include [*****] Activities and [*****] which will include [*****] Hours. SVTC shall invoice Customer for Activities in excess of the MFC at the rate of [*****] per Activity and Engineering Services Hours in excess of the MFC at the rate of [*****] per Hour.

2)

SVTC and Customer agree the Minimum Financial Commitment for Activities and Engineering Services Hours, for SVTC fiscal quarter 3 (September 26, 2011 through December 25, 2011), shall be [*****] which will include [*****] Activities and [*****] which will include [*****] Hours. SVTC shall invoice Customer for Activities in excess of the MFC at the rate of [*****] per Activity and Engineering Services Hours in excess of the MFC at the rate of [*****] per Hour. Customer may increase its Activities forecast, increasing the MFC for that quarter, or may decrease its Activities forecast to no lower than tier 1, as stated is subsection a), of section 5 of Exhibit A12 to the Agreement; such changes in forecast to be provided in writing to SVTC on or before August 30, 2011. Customer may increase its Hours forecast no higher than [*****], increasing the MFC for that quarter, or may decrease its forecast to no lower than [*****], decreasing the MFC for that quarter; such changes in forecast to be provided in writing to SVTC on or before August 30, 2011.

Effect of this Amendment: In the event of any conflict between the Agreement and this Amendment, this Amendment shall control. Except as amended or otherwise set forth in this Amendment, all terms and conditions of the agreement remain in full force and effect and shall apply to this Amendment and the interpretation thereof.

06-15-2011	Page 1 of 2	Confidential

D-Wave Systems Inc.

AMEND448213-011

Initials: SVTC:             Customer: WW

With due authority from our respective companies, we hereby signify our consent to this Agreement by signing below,

SVTC Technologies, LLC

Signature:	/s/ Kevin Kassekert
Printed Name:	Kevin Kassekert
Title:	General Manager
Date:	6/24/11

Customer:	D-Wave Systems Inc.

Signature:	/s/ WARREN WALL
Printed Name:	WARREN WALL
Title:	COO
Date:	JUNE 24, 2011

06-15-2011	Page 2 of 2	Confidential

D-Wave Systems Inc.

AMEND448213-012

Initials: SVTC: KK Customer:

AMENDMENT 14

This Amendment 14, (“Amendment”), dated August 29, 2011 (“Effective Date”) is to the Pilot Line Operation Agreement dated July 31, 2006 (“Agreement”) between SVTC Technologies, LLC (“SVTC”), and D-Wave Systems Inc. (“Customer”). SVTC is the legal successor in interest to Cypress Semiconductor on the Agreement. The Agreement mandates that all changes must be in a writing signed by the parties. Except as provided below, all the provisions of the Agreement shall remain in effect and apply to the amended language. Accordingly, the parties agree to the following:

For SVTC fiscal quarter 3 (September 26, 2011 through December 25, 2011), SVTC and Customer agree to revise Section 6, Term 1 in Amendment 12 to the following:

- One third of the quarterly MFC fees for Activities and Engineering Services Hours, as specified in Amendment 13, will be due on the first day of each calendar month(October 1st, November 1st and December 1st). Fees incurred in excess of the MFC will be invoiced at the end of each SVTC fiscal month and payment shall be due within 30 days from date of invoice.

Effect of this Amendment: In the event of any conflict between the Agreement and this Amendment, this Amendment shall control. Except as amended or otherwise set forth in this Amendment, all terms and conditions of the agreement remain in full force and effect.

With due authority from our respective companies, we hereby signify our consent to this Agreement by signing below,

SVTC Technologies, LLC
Signature:	/s/ Kevin Kassekert
Printed Name:	Kevin Kassekert
Title:	General Manager
Date:	9/12/11

Customer:	D-Wave Systems Inc.

Signature:	/s/ Warren Wall
Printed Name:	Warren Wall
Title:	COO
Date:	SEP 9, 2011

09-02-2011	Page 1 of 1	Confidential

D-Wave Systems Inc.

AMEND448213-013

Initials: SVTC: KK Customer: WW

AMENDMENT 15

This Amendment 15, (“Amendment”), dated March 13, 2012 (“Effective Date”) is to the Pilot Line Operation Agreement dated July 31, 2006, as amended numerous times (“Agreement”) between SVTC Technologies, LLC (“SVTC”), and D-Wave Systems Inc. (“Company”). SVTC is the legal successor in interest to Cypress Semiconductor on the Agreement. The Agreement mandates that all changes must be in a writing signed by the parties. Except as provided below, all the provisions of the Agreement shall remain in effect and apply to the amended language. Accordingly, the parties agree to the following:

1)	For SVTC fiscal quarter 1 of SVTC fiscal year 2013 (March 26, 2012 through July 1, 2012), SVTC and Customer agree to revise Section 6, Term 1 in Amendment 12 to the following:

2)

Fees for all contracted services provided by SVTC to D-Wave shall be due per the payment schedule in the table below. Fees incurred in excess of the contracted fees for Fab Services (Excess Activities) and Engineering Services (Excess Hours) will be invoiced at the end of each fiscal quarter. Other than the foregoing, SVTC shall invoice D-Wave when services are rendered, products shipped and/or deliverables are provided in the SVTC fiscal month that they occur. Payments shall be due within 30 days from date of invoice.

Fees	1st Instalment	2nd Instalment	Total
Fab Services	[*****]	[*****]	[*****]
Included Activities	[*****]	[*****]	[*****]
Engineering Services	[*****]	[*****]	[*****]
Included Engineering Hours	[*****]	[*****]	[*****]
Additional On-Site Workspace	[*****]	N/A	[*****]
Hot Lot Status (for SVTC fiscal Q1 and Q2)	[*****]	N/A	[*****]
Equipment Hosting Fee	[*****]	N/A	[*****]
Taxes	[*****]	[*****]	[*****]
Total	[*****]	[*****]	[*****]
Payment Schedule
Due on or before 3/23/2012	[*****]
Due on or before 4/2/2012	[*****]
Due on or before 6/22/2012		[*****]

Effect of this Amendment. In the event of any conflict between the Agreement and this Amendment, this Amendment shall control. Except as amended or otherwise set forth in this Amendment, all terms and conditions of the agreement remain in full force and effect and shall apply to this Amendment and the interpretation thereof.

(Signatures on following page)

03-13-2012	Page 1 of 2	Confidential

D-Wave Systems Inc.

AMEND448213-013

Initials: SVTC: KK Company: WW

With due authority from our respective companies, we hereby signify our consent to this Agreement by signing below,

SVTC Technologies, LLC

Signature:	/s/ Kevin Kassekert
Printed Name:	Kevin Kassekert
Title:	Vice President, Silicon Services
Date:	3/15/2012

Customer:	D-Wave Systems Inc.

Signature:	/s/ WARREN WALL
Printed Name:	WARREN WALL
Title:	COO
Date:	MARCH 14, 2012

03-13-2012	Page 2 of 2	Confidential

D-Wave Systems Inc.

AMEND448213-014

Initials: SVTC:             Company: WW

AMENDMENT 16

This Amendment, (“Amendment”), dated June 25, 2012 (“Effective Date”) is to the Pilot Line Operation Agreement dated July 31, 2006 (“Agreement”) between SVTC Technologies, LLC (“SVTC”), and D-Wave Systems Inc. (“Customer”). SVTC is the legal successor in interest to Cypress Semiconductor on the Agreement. The Agreement mandates that all changes must be in a writing signed by the parties. Except as provided below, all the provisions of the Agreement shall remain in effect and apply to the amended language. Accordingly, the parties agree to the following:

1)

The Agreement is hereby amended to include attached Exhibit A16 describing services that will be provided by SVTC for Customer starting on the Effective Date. SVTC will provide to Customer the services described in Exhibit A16 for the fees set forth therein, subject to any additional terms and conditions set forth therein. Starting on June 25, 2012, attached Exhibit A16, including the service and fee provisions therein, shall replace and supersede the provisions of prior Exhibit A12 to the Agreement in its entirety.

Effect of this Amendment. In the event of any conflict between the Agreement and this Amendment, this Amendment shall control. Except as amended or otherwise set forth in this Amendment, all terms and conditions of the Agreement remain in full force and effect.

LIST OF ATTACHMENTS: Following is a list of attachments to this Amendment, including all Schedules and Exhibits. Any future added attachment must include a dated Amendment or provision referencing the Agreement and must be executed by all parties.

 Exhibit A16 - Commercial Terms

With due authority from our respective companies, we hereby signify our consent to this Agreement by signing below,

SVTC Technologies, LLC

Signature:	/s/ Kevin Kassekert
Printed Name:	Kevin Kassekert
Title:	Vice President, Silicon Services
Date:

Customer:	D-Wave Systems Inc.

Signature:	/s/ WARREN WALL
Printed Name:	WARREN WALL
Title:	COO
Date:	JUNE 15, 2012

06-13-2012	Page 1 of 6	Confidential

D-Wave Systems Inc.

AMEND448213-014

Initials: SVTC:             Customer: WW

Exhibit A16

Commercial Terms

For D-Wave Systems Inc.’s Continuing Development

START DATE: 06-25-2012	DURATION: Eight (8) Quarters

SVTC proposes the date above on which SVTC will begin providing the following services under the Master Services Agreement (’’Start Date”). Project Duration is the period of time for the project described in this Amendment.

1.0	DESCRIPTION OF SERVICES:

SVTC shall provide research and development services in support of D-Wave Systems Inc.’s Continuing Development. SVTC will start with semiconductor processes that exist or are being developed by D-Wave Systems Inc., and will provide other support as described herein (“Services”). SVTC shall use commercially reasonable efforts to perform the Services requested by D-Wave Systems Inc., subject to the ability of SVTC to perform these Services on SVTC’s existing equipment and using standard materials and process recipes that are compatible with the equipment and resources of SVTC.

2.0	SUMMARY OF SERVICES THAT MAY BE PROVIDED:

•	Fab Services
•	Engineering Services
•	Process Library Access
•	Additional On-Site Workspace including Lockable Office Space

3.0	SVTC SERVICE DEFINITIONS:

Fab Services:

1. 24 X 7 operational support for processing wafers in the SVTC Line

2. 24 X 7 access to SVTC equipment installed as of the date of this Amendment in SVTC San Jose

3. Activities will be counted per SVTC activity spec W1-0003 (SVTC Production Activities Methodology and Accounting) attached to this Exhibit A12.

4. SVTC provided Customer Program Manager (CPM) to coordinate all services

5. Access to the SVTC MES system for wafer flow management

6. On-Site Workspace: Workspace with phones and internet access

7. SVTC metrology systems and data management

8. Cycle Time Commitment: 1.5 M/l (Move Activities per Inventory) averaged over one quarter for non-hold inventory

06-13-2012	Page 2 of 6	Confidential

D-Wave Systems Inc.

AMEND448213-014

Initials: SVTC:             Customer: WW

Engineering Services: (Defined in the Agreement)

1.	Contracted engineering services may be utilized for the following development tasks

a.	New Recipe Creation: Creation of a new recipe or modification of an existing recipe in order to process Customer wafers

b.	New Recipe Development: Development of new recipes to certain defined specs using best known methods

c.	Consulting on technical questions

d.	Problem lot disposition

e.	Outsource investigations and Demo support

f.	Project meeting attendance as normally scheduled or as requested by Customer

2.	These services are to be executed in collaboration with customers direction and management

4.0	ADDITIONAL SERVICES**:

Additional Training Services	Additional engineers up to [*****] per year may be started up for an additional per engineer fee for the duration of the program, priced upon request

Additional Cubicles & Lockable Office Space	Subject to availability priced upon request

Reticles	Reticle layout, frame build, OPC and procurement support available priced upon request

Analytical Services	Full service capabilities available priced upon request

**Additional Services subject to availability

06-13-2012	Page 3 of 6	Confidential

D-Wave Systems Inc.

AMEND448213-014

Initials: SVTC:             Customer: WW

5.0	SVTC SERVICE FEE SCHEDULE:

Fab Services—Tiered Pricing	Fees	Frequency

a)  Fab Services—Tiered Pricing

Tier 1

•  Included Activities: [*****]

•  Activity Rate: [*****] per activity

10 Wafer Minimum Lot Size (Example: Any lot requested by D-Wave less than 10 wafers will be counted as a 10-wafer lot for accounting & invoicing purposes)

	[*****]	quarterly

Activity Fee for activities in excess of [*****] activities	[*****]	per activity

b)  Fab Services—Tiered Pricing

Tier 2

•  Included Activities: [*****]

•  Activity Rate: [*****] per activity

10 Wafer Minimum Lot Size (Example: Any lot requested by D-Wave less than 10 wafers will be counted as a 10-wafer lot for accounting & invoicing purposes)

	[*****]	quarterly

Activity Fee for activities in excess of the included [*****] activities	[*****]	per activity

c)  Fab Services—Tiered Pricing

Tier 3

•  Included Activities: [*****]

•  Activity Rate: [*****] per activity

10 Wafer Minimum Lot Size (Example: Any lot requested by D-Wave less than 10 wafers will be counted as a 10-wafer lot for accounting & invoicing purposes)

	[*****]	quarterly

Activity Fee for activities in excess of the included [*****] activities	[*****]	per activity

d)  Fab Services—Tiered Pricing

Tier 4

•  Included Activities: [*****]

•  Activity Rate: [*****] per activity

10 Wafer Minimum Lot Size (Example: Any lot requested by D-Wave less than 10 wafers will be counted as a 10-wafer lot for accounting & invoicing purposes)

	[*****]	quarterly

Activity Fee for activities in excess of the included [*****] activities	[*****]	per activity

Engineering Services	Fees	Frequency
e) Engineering Services—Process Engineering Support—Allocation (Year 1) • Included Hours: Up to [*****] Hours / Quarter	[*****]	quarterly

Engineering Services for hours exceeding Allocation	[*****]	hourly

f) Engineering Services—Process Engineering Support—Allocation (Year 2) • Included Hours: Up to [*****] Hours / Quarter	[*****]	quarterly

Engineering Services for hours exceeding Allocation	[*****]	hourly

06-13-2012	Page 4 of 6	Confidential

D-Wave Systems Inc.

AMEND448213-014

Initials: SVTC:             Customer: WW

Additional Items	Fees	Frequency
g) Additional On-Site Workspace and facilities • Lockable for 4 engineers (in addition to the facilities provided in the Agreement, including but not limited to Sections 2.9 and 5.1)	[*****]	quarterly

h) Equipment Hosting Fee	[*****]	quarterly

i) Integrated Partner (Outsourced development steps, such as [*****] and [*****] and does not include reticles, will be pass through to D-wave with a 20% mark-up)	20%	pass through

7.0	TERMS:

1)

Fees for all contracted services provided by SVTC to D-Wave shall be invoiced 15 days prior to the start of each SVTC fiscal quarter and will be due on the final day of the quarter in which the invoice has been submitted. Fees incurred in excess of the contracted fees for Fab Services (Excess Activities) and Engineering Services (Excess Hours) will be invoiced at the end of each fiscal quarter. Other than the foregoing, SVTC shall invoice D-Wave when services are rendered, products shipped and/or deliverables are provided in the SVTC fiscal month that they occur. Payments shall be due within 30 days from date of invoice.

2)

D-Wave must provide SVTC with advanced written notice of its election of the Fab Services Tier, section 5 above, at least 30 days prior to the start of an SVTC fiscal quarter. The Fab Services Tier cannot be altered during a quarter. If no written notice is received 30 days prior to the beginning of subsequent quarters, the Fab Services Tier will be set to the level of the prior quarter. Upon contract signature D-Wave must provide written notice of its election of the Fab Services Tier for the first (1st) quarter (June 25, 2012 through September 23, 2012) of the agreement.

3)

Incentive: SVTC shall provide D-wave an additional [*****] activities and [*****] engineering hours free of charge. These additional activities and engineering hours are to be used within the second quarter (September 24, 2012 through December 23, 2012) of this agreement. Any unused hours at the end of the second quarter of this agreement shall expire.

4)

Subject to the approval of D-Wave’s Board of Directors and to D-Wave obtaining all required approvals (including, but not limited to all required shareholder and government approvals) following execution of this Amendment and each time SVTC makes a request under this section, which approvals may be withheld by the Board of Directors or the relevant approving person(s) in their sole and absolute discretion:

(a) When the estimated cost of Activity and Engineering services in any quarter to which this Amendment applies exceeds [*****] by at least [*****] (the “Excess Amount”), 50% of the Excess Amount will be paid for by D-Wave in the form of equity instead of cash (“Base Equity”), and SVTC may, by written notice in its invoice for the upcoming quarter, request that more than the Base Equity be paid for by D-Wave in the form of equity instead of cash (the additional amount to be specified in the notice (“Additional Equity”), and the Base Equity and the Additional Equity, if any, together being the “Equity Amount”, and the maximum Equity Amount being [*****]), be paid for by D-Wave in the form of equity instead of cash (the “SVTC Shares”), the SVTC Shares to be non-voting shares of the class and series and at the price last offered to D-Wave’s Major Shareholders (as defined in the Amended and Restated Shareholders’ Agreement dated November 24, 2010, as amended, between D-Wave and certain of its shareholders), in a number equal to the Equity Amount divided by the price of the relevant shares; and

(b) At the next meeting of D-Wave’s Board of Directors following SVTC having completed the additional Activity and Engineering services in the relevant quarter to D-Wave’s satisfaction, D-Wave having obtained all required non-Board approvals (including, but not limited to all required shareholder and government approvals, which approvals may be withheld by the relevant approving person(s) in their sole and absolute discretion) and SVTC having provided all required information, signatures and any other paperwork or documentation, D-Wave will seek approval of its Board of Directors to issue SVTC Shares to SVTC, which approval may be withheld by the Board of Directors in its sole and absolute discretion, in which case D-Wave will, within 30 days of the Board of Directors’ rejection of approval pay the Equity Amount to SVTC in cash;

(c) D-Wave will use commercially reasonable efforts to obtain any approval required for it to comply with this section, however, if D-Wave is not able to obtain all required approvals before 30 days before the end of the quarter following the

06-13-2012	Page 5 of 6	Confidential

D-Wave Systems Inc.

AMEND448213-014

Initials: SVTC:             Customer: WW

quarter in which the additional Activity and Engineering services to which the Equity Amount applies were performed, D-Wave will pay SVTC the Equity Amount in cash and no shares will be issued to SVTC; and

(d) At any time during the applicability of this Amendment and at its sole and absolute discretion, D-Wave may advise SVTC in writing that SVTC will no longer have the option of partial compensation in the form of equity set out in this section, at which point any outstanding Equity Amount for which shares have not been issued and all further payments to SVTC shall be payable to SVTC fully in cash.

5)

Additional Activities, Engineering Hours, Additional Tool Training, access to additional equipment and resources, and other Extraordinary Expenses (“Additional Services”) shall be made available at SVTC’s sole discretion and shall be agreed to in writing prior to being performed by SVTC. D-Wave Payments shall be due within 30 days from date of invoice.

6)

The Equipment Hosting Fee shall cover all D-Wave activities processed in the D-Wave owned [*****] system and there shall be no additional activity charge assessed against D-Wave, regardless of whether the material is run by D-Wave personnel or SVTC personnel.

7)

Starting at the beginning of the second quarter (September 24, 2012 through December 23, 2012) of this agreement Hot lot status shall be billed at rate of [*****] per quarter and shall extend for the duration on this agreement.

8)

D-Wave will commit to a minimum [*****] engineering hours ([*****] FTE) and a maximum of [*****] engineering hours ([*****] FTE) in each quarter, the amount to be set 30 days prior to the start of each quarter (varying no more than [*****] hours per quarter) and to a minimum [*****] hours ([*****] FTE) per year. The price per hour will be set according to the Engineering Services Allocation as described in section 5.0 above.

9)

With 60 days notice, D-Wave may cancel the Additional On-site Workspace and facilities set out in Section 5.0(c) of this Schedule A12. To avoid further charges D-Wave must completely vacate the Additional On-site Workspace and facilities prior to the 60th day after giving notice.

9)	The 90 days referred to in Section 12.4(a) of the Agreement is reduced to 60 days.

8.0	LICENSED TECHNOLOGY:

The Services listed above and SVTC’s process technology, including recipes and steps, used in the performance of services shall be provided and licensed to Customer under the terms, conditions and limitations of the Master Services Agreement, which shall override and supersede any terms and conditions in any customer provided documents.

06-13-2012	Page 6 of 6	Confidential

D-Wave Systems Inc.

AMEND448213-015

Initials: SVTC:             Customer: WW

AMENDMENT 17

This Amendment, (“Amendment”), dated September 10, 2012 (“Effective Date”) is to the Pilot Line Operation Agreement dated July 31, 2006 (“Agreement”) between SVTC Technologies, LLC (“SVTC”), and D-Wave Systems Inc. (“Customer”). SVTC is the legal successor in interest to Cypress Semiconductor on the Agreement. The Agreement mandates that all changes must be in a writing signed by the parties. Except as provided below, all the provisions of the Agreement shall remain in effect and apply to the amended language. Accordingly, the parties agree to the following:

1)

The parties agree that Section 7.0 term 4 of Exhibit A16 to the Agreement shall not apply during the time frame of SVTC fiscal quarter 2 (June 25, 2012 to September 23, 2012) and quarter 3 (September 24, 20-12 to December 23, 2012) and that D-Wave will pay SVTC in cash the full amount of the Activities and Engineering Services for those SVTC fiscal quarters.

2)	Section 7.0 term 3 of Exhibit Al 6 to the Agreement shall be deleted in its entirety and the following substituted in its place:

“3) Incentive: SVTC shall provide D-Wave an additional [*****] activities and [*****] engineering hours free of charge. These additional activities and engineering hours are to be used within the third quarter (December 24, 2012 to March 31, 2013) of this agreement. Any unused hours at the end of the third quarter of this agreement shall expire.”

3)

Customer agrees to prepay to SVTC on or before September 21, 2012 all of the quarterly amounts for Fab Services (activities) and Engineering Services (engineering hours), as specified below, that would be due to SVTC for its fiscal quarter 3 (September 24, 2012 through December 23, 2012) at one and half times the value of such quarterly commitment.

Quarter 3 Commitment:

•	Fab Services Tier 3—equal to [*****] activities)

•	Engineering Services—equal to [*****] hours)

4)

The foregoing paragraphs of this Amendment will be effective only upon written verification from SVTC’s Board of Directors that the Q3 Fab-1 Operations Plan is approved and sufficiently funded to continue Services for the current D-Wave process of record to the end of Q3, except that the portion of paragraph 1 above that pertains to SVTC’s fiscal quarter 2 (June 25, 2012 to September 23, 2012) shall be immediately effective, irrespective of the Board approval provided for herein.

Effect of this Amendment. In the event of any conflict between the Agreement and this Amendment, this Amendment shall control. Except as amended or otherwise set forth in this Amendment, all terms and conditions of the agreement remain in full force and effect and shall apply to this Amendment and the interpretation thereof.

<signatures on following page>

09-10-2012	Page 1 of 2	Confidential

D-Wave Systems Inc.

AMEND448213-015

Initials: SVTC:             Customer: WW

With due authority from our respective companies, we hereby signify our consent to this Agreement by signing below,

SVTC Technologies, LLC

Signature:	/s/ Kevin Kassekert
Printed Name:	Kevin Kassekert
Title:	Vice President, General Manager Silicon Services
Date:

Customer:	D-Wave Systems Inc.

Signature:	/s/ WARREN WALL
Printed Name:	WARREN WALL
Title:	COO
Date:	SEPT 14, 2012

09-10-2012	Page 2 of 2	Confidential